                                                                   EXHIBIT 10.12

                MASTER LICENSE AGREEMENT FOR THE TERRITORY OF:
                           THE UNITED MEXICAN STATES



                      AGREEMENT DATE: SEPTEMBER 18, 1996


                                    BETWEEN

                     TRAVELODGE HOTELS, INC., AS LICENSOR

                                      AND

             CHARTWELL DE MEXICO, S.A. DE C.V., AS MASTER LICENSEE

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
1:  GENERAL DEFINITIONS...................................................   1

2:  MASTER LICENSE........................................................   6
     2.1  GRANT OF MASTER LICENSE.........................................   6
          -----------------------
     2.2  EXCLUSIVE RELATIONSHIP..........................................   7
          ----------------------
     2.3  TERM............................................................   7
          ----
     2.4  INTENTIONALLY DELETED...........................................   8
          ---------------------
     2.5  REPRESENTATIONS AND WARRANTIES OF MASTER LICENSEE...............   8
          -------------------------------------------------
     2.6  REPRESENTATIONS AND WARRANTIES OF COMPANY.......................   9
          -----------------------------------------
     2.7  EXISTING FRANCHISE AGREEMENTS...................................  10
          -----------------------------

3:  DEVELOPMENT OBLIGATIONS OF MASTER LICENSEE............................  11
     3.1  DEVELOPMENT SCHEDULE............................................  11
          --------------------
     3.2  SITE SELECTION..................................................  11
          --------------
     3.3  UNIT SITE PLANS.................................................  11
          ---------------
     3.4  INTENTIONALLY DELETED...........................................  12
          ---------------------
     3.5  COMPANY APPROVED FRANCHISEES....................................  12
          ----------------------------
     3.6  AREA AGREEMENTS.................................................  12
          ---------------

4:  SERVICES AND OBLIGATIONS..............................................  13
     4.1  INITIAL SERVICES OF COMPANY.....................................  13
          ---------------------------
     4.2  INITIAL AND CONTINUING TRAINING.................................  13
          -------------------------------
     4.3  CONTINUING SERVICES OF COMPANY..................................  14
          ------------------------------
     4.4  CERTIFICATION INSPECTION OF NEW AND CONVERSION UNITS............  14
          ----------------------------------------------------
     4.5  RESERVATION CENTER..............................................  15
          ------------------
     4.6  MARKETING PROGRAMS..............................................  17
          ------------------
     4.7  ANNUAL BUDGET AND DEVELOPMENT PLAN..............................  17
          ----------------------------------
     4.8  FRANCHISE MARKETING AND SERVICES................................  18
          --------------------------------
     4.9  ADDITIONS AND MODIFICATIONS TO THE TRAVELODGE SYSTEM............  18
          ----------------------------------------------------
     4.10 ITEMS USED BY UNITS.............................................  18
          -------------------
     4.11 COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES................  19
          ------------------------------------------------

5: FEES...................................................................  19
     5.1  INTENTIONALLY DELETED...........................................  19
          ---------------------
     5.2  COMPANY INITIAL FEES............................................  19
          --------------------
     5.3  COMPANY CONTINUING FEES.........................................  19
          -----------------------
     5.4  (INTENTIONALLY DELETED).........................................  20
          -----------------------

     5.5  FRANCHISE SALES COMMISSIONS.....................................  20
          ---------------------------
     5.6  RESERVATION FEES................................................  20
          ----------------
     5.7  COMPANY MARKETING CONTRIBUTIONS.................................  21
          -------------------------------
     5.8  TRANSFER FEE....................................................  21
          ------------
     5.9  RENEWAL FEE.....................................................  21
          -----------
     5.10 TERMINATION AND SIMILAR FEES....................................  21
          ----------------------------
     5.11 INTEREST ON LATE PAYMENTS.......................................  22
          -------------------------
     5.12 WITHHOLDING TAXES...............................................  22
          -----------------
     5.13 CURRENCY AND PLACE OF PAYMENT...................................  22
          -----------------------------
     5.14 PAYMENT APPROVALS...............................................  22
          -----------------

6: SYSTEM STANDARDS/MANUALS...............................................  23
     6.1  SYSTEM STANDARDS AND DEVELOPMENT OF TERRITORY SYSTEM STANDARDS
          --------------------------------------------------------------
      MANUAL..............................................................  23
      ------
     6.2  MODIFICATION OF THE TERRITORY SYSTEM STANDARDS MANUAL...........  24
          -----------------------------------------------------

7:  MARKS.................................................................  24
     7.1  OWNERSHIP OF THE MARKS..........................................  24
          ----------------------
     7.2  REGISTRATION....................................................  24
          ------------
     7.3  LICENSING OF FRANCHISEES........................................  25
          ------------------------
     7.4  REGISTRATION OF AUTHORIZED USER INSTRUMENTS.....................  25
          -------------------------------------------
     7.5  INFRINGEMENTS...................................................  25
          -------------
     7.6  USE OF THE MARKS................................................  26
          ----------------
     7.7  LOCAL MARKS.....................................................  26
          -----------

8: INSURANCE OBLIGATION...................................................  26

9:  CONFIDENTIAL INFORMATION..............................................  27

10: RELATIONSHIP OF THE PARTIES/INDEMNIFICATION...........................  28
     10.1  INDEPENDENT CONTRACTORS........................................  28
           -----------------------
     10.2  MASTER LICENSEE'S INDEMNIFICATION OF COMPANY AND THE MARKS
           ----------------------------------------------------------
           OWNER..........................................................  28
           -----
     10.3  SPECIAL INDEMNITY..............................................  29
           -----------------
     10.4  COMPANY'S INDEMNIFICATION OF MASTER LICENSEE...................  29
           --------------------------------------------

11: FRANCHISE AGREEMENTS..................................................  30
     11.1  FRANCHISE AGREEMENTS UTILIZED BY MASTER LICENSEE...............  30
           ------------------------------------------------
     11.2  TERMINATION/EXPIRATION OF FRANCHISES...........................  30
           ------------------------------------
     11.3  ENFORCEMENT, INSPECTION AND ASSISTANCE BY MASTER LICENSEE......  31
           ---------------------------------------------------------
     11.4  UNITS OPERATED BY AFFILIATES...................................  31
           ----------------------------
     11.5  FRANCHISE SERVICES.............................................  31
           ------------------
     11.6  GUEST ROOM REGISTRATION FORMS..................................  32
           -----------------------------

12: REPORTS...............................................................  32

13: INSPECTIONS AND AUDITS................................................  32

14: ASSIGNMENTS...........................................................  33
     14.1  ASSIGNMENT BY COMPANY..........................................  33
           ---------------------
     14.2  ASSIGNMENT BY MASTER LICENSEE..................................  33
           -----------------------------
     14.3  ASSIGNMENT TO AN AFFILIATE.....................................  34
           --------------------------

15: TERMINATION...........................................................  34
     15.1  BY COMPANY.....................................................  34
           ----------
     15.2  BY MASTER LICENSEE.............................................  35
           ------------------
     15.3  IN THE EVENT OF WAR............................................  35
           -------------------

16: RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION.................  35
     16.1  PAYMENT OF AMOUNTS DUE TO COMPANY..............................  35
           ---------------------------------
     16.2  CHANGE OF IDENTIFICATION.......................................  35
           ------------------------
     16.3  DISCONTINUANCE OF USE OF TRAVELODGE SYSTEM.....................  36
           ------------------------------------------
     16.4  COVENANT NOT TO COMPETE........................................  36
           -----------------------
     16.5  RIGHTS UPON TERMINATION OR EXPIRATION..........................  36
           -------------------------------------
     16.6  CLOSING........................................................  37
           -------
     16.7  PRICE FOR ASSIGNMENT OF FRANCHISES.............................  37
           ----------------------------------
     16.8  PRICE FOR PURCHASED ASSETS.....................................  38
           --------------------------
     16.9  CONTINUING OBLIGATIONS.........................................  38
           ----------------------
     16.10 EARLY TERMINATION BY MASTER LICENSEE...........................  38
           ------------------------------------

17: GENERAL PROVISIONS....................................................  39
     17.1  SEVERABILITY...................................................  39
           ------------
     17.2  SUBSTITUTION OF VALID PROVISION................................  39
           -------------------------------
     17.3  FORCE MAJEURE..................................................  39
           -------------
     17.4  CUMULATIVE REMEDIES............................................  40
           -------------------
     17.5  ATTORNEYS' FEES................................................  40
           ---------------
     17.6  GOVERNING LAW..................................................  40
           -------------
     17.7  INTERPRETATION.................................................  40
           --------------
     17.8  INFORMAL DISPUTE RESOLUTION....................................  40
           ---------------------------
     17.9  ARBITRATION....................................................  41
           -----------
     17.10 DELIVERY OF NOTICES AND PAYMENTS...............................  41
           --------------------------------
     17.11 WAIVER.........................................................  42
           ------
     17.12 U.S. GOVERNMENT REGULATIONS....................................  42
           ---------------------------
     17.13 MODIFICATIONS..................................................  42
           -------------

EXHIBITS ATTACHED:

     A    LIST OF MARKS
     B    GUARANTY AND ASSUMPTION OF MASTER LICENSEE'S OBLIGATIONS
     C    DEVELOPMENT SCHEDULE
     D    TRADEMARK LICENSE AGREEMENT
     E    FORM OF UNIT RESERVATION
          SOFTWARE LICENSE AGREEMENT


EXHIBITS TO BE ATTACHED:

     F    ANNUAL BUDGET AND DEVELOPMENT PLAN
     G    FRANCHISE AGREEMENT FORM

                 MASTER LICENSE AGREEMENT FOR THE TERRITORY OF
                           THE UNITED MEXICAN STATES

     THIS AGREEMENT is made and entered into as of September 18, 1996 (the "AGREEMENT DATE"), by and between TRAVELODGE HOTELS, INC., a corporation organized under the laws of the State of Delaware, U.S.A., with its office at 339 Jefferson Road, Parsippany, New Jersey, U.S.A. 07054 ("COMPANY"), and CHARTWELL DE MEXICO, S.A. DE C.V., a corporation organized under the laws of Mexico, with its principal office at Campos Eliseos No. 1, Piso 7, Col. Polanco 11560, Mexico D.F. ("MASTER LICENSEE").

                                  WITNESSETH:
                                  -----------

     WHEREAS, Company has developed a system for providing and marketing lodge, hotel, suite, resort and lodging services and related ancillary services under the name and style Travelodge(R) Hotel, Travelodge(R) Motor Hotel, Travelodge(R) Motel, Travelodge(R) Suites Hotel, Travelodge(R) Suites Motel and Thriftlodge(R) facilities. Company franchises the operation of hotel, suite, resort and lodging facilities worldwide in accordance with such System, which is referred to as the Travelodge System (as more particularly defined below); and

     WHEREAS, Company desires to expand through the development of lodge, hotel, suite, and resort facilities (which are sometimes collectively referred to herein as "lodging facilities") operated under the Travelodge System and the Marks in the Territory defined below; and

     WHEREAS, Master Licensee recognizes the distinctiveness, confidentiality, and value of the Travelodge System; the advantages which may be obtained by using the Travelodge System in, and, if necessary, by adapting it to, the Territory; and desires to acquire an exclusive master license to use and, if necessary, to adapt the Travelodge System and the Marks for the purpose of franchising lodging facilities in the Territory.

     NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows:


                        ARTICLE 1:  GENERAL DEFINITIONS

     Unless defined below, terms used in this Agreement are defined and construed in the context in which they appear. As used in this Agreement, the following terms shall have the meanings defined in this Article 1 unless a different meaning is plainly required by the context:

     1.1 "AFFILIATES" shall mean and include partnerships, corporations and other legal entities that directly or indirectly control, are controlled by or are under common control with either of the parties hereto.

     1.2 "AGREEMENT YEAR" shall mean the twelve month period commencing on January 1 of each calendar year, except that the first Agreement Year shall commence on the Agreement Date and conclude on the December 31 following the Agreement Date.

     1.3 "AREA AGREEMENT" shall mean any area development or similar agreement between Master Licensee and a third party (including its affiliates) providing for the grant of exclusive or non-exclusive rights to develop or operate Units within any area, region or political jurisdiction within the Territory.

     1.4 "AREA CONTINUING FEES" shall mean all fees periodically paid to Master Licensee under an Area Agreement with respect to Gross Room Revenues of Units or on another basis relating to such Area Agreement.

     1.5 "AREA FEES" shall mean, collectively, the Area Initial Fees and the Area Continuing Fees.

     1.6 "AREA FRANCHISEE" shall mean the party with which Master Licensee enters into an Area Agreement.

     1.7 "AREA INITIAL FEE" shall mean the fee payable by an Area Franchisee in connection with the execution of an Area Agreement comparable to fees paid by a Franchisee as described in Paragraph 1.25.

     1.8 "CENTRAL RESERVATION SYSTEM" shall mean the computer system used by Company to accept, store and communicate reservations for System Units in North America generally, or its technological equivalent.

     1.9   (Intentionally Deleted)

     1.10 "COMPANY CONTINUING FEES" shall mean the fees that Master Licensee shall pay to Company on a monthly basis pursuant to Paragraph 5.3 as consideration for the services Company shall provide to Master Licensee and for the license of the Marks to Master Licensee.

     1.11 "COMPANY INITIAL FEE" shall mean the fee that Master Licensee shall pay to Company pursuant to Paragraph 5.2 for each Unit as consideration for the services Company shall provide in connection with the development and opening of such Unit.

     1.12 "COMPANY MARKETING CONTRIBUTION" shall mean the contribution Master Licensee shall make to Company pursuant to Paragraphs 4.6 and 5.7 as consideration for certain advertising and marketing services provided to Master Licensee as described therein.

     1.13 "COMPANY RESERVATION FEES" shall mean the fees that Master Licensee shall pay to Company on a monthly basis pursuant to Paragraph 5.6 as consideration for services of the

Central Reservation System provided by Company and related charges as described therein.

     1.14 "CONTINUING FRANCHISE FEE" shall mean the monthly fee that each Franchisee shall pay to Master Licensee pursuant to its Franchise Agreement, which fee shall be based on a percentage of Gross Room Revenues of the Franchisee's Unit and paid as consideration for the services Master Licensee shall provide to Franchisee and for the use of the Marks licensed under the Franchise Agreement.

     1.15 "CPI" means the U.S. Consumer Price Index for All Items, Urban Consumers, All Cities Average, (1982-84=100) published by the U.S. Department of Labor, or if such Index is discontinued, an index of consumer prices published by the United States government or another reliable source selected by Company.

     1.16  (Intentionally Deleted.)

     1.17  "DOLLARS" or "$" shall mean the legal currency of the United States.

     1.18 "FRANCHISE AGREEMENT" shall mean each franchise agreement to be entered into and used by Master Licensee to grant franchises to Franchisees as approved by Company pursuant to Paragraph 11.1 hereof.

     1.19 "FRANCHISEE" shall mean the party authorized by a Franchise Agreement to operate a Unit, including Affiliates of Master Licensee, which term shall, to the greatest extent possible, also include Area Franchisees unless the context clearly otherwise requires.

     1.20 "FRANCHISE FEES" shall collectively refer to the fees payable by Franchisees to Master Licensee pursuant to the Franchise Agreements, including, without limitation, Initial Franchise Fees, Franchise Reservation Fees, and Continuing Franchise Fees. This term does not include management fees paid to Master Licensee or an Affiliate for management services actually performed in addition to the services provided to a Franchisee under a Franchise Agreement.

     1.21 "FRANCHISE MARKETING CONTRIBUTION" shall mean the contribution each Franchisee shall make to Master Licensee's marketing fund for the Territory pursuant to the terms of the applicable Franchise Agreement and as described in Paragraph 4.6 hereof.

     1.22 "FRANCHISE RESERVATION FEES" shall mean the monthly fees that each Franchisee shall pay to Master Licensee pursuant to its Franchise Agreement, as consideration for reservation services, plus related charges and commissions as described in Paragraph 5.6.

     1.23 "GROSS ROOM REVENUES" shall mean all gross revenues (from both cash and credit transactions) from the use, occupancy or rental of guest rooms at Units, excluding all of the following: food and beverage charges, entertainment charges, banquet and meeting room charges, incidental service charges (valet, telex, facsimile, concierge service charges and the like), telephone service fees and charges and sales, occupancy, use and value-added taxes.

     1.24  (intentionally deleted)

     1.25 "INITIAL FRANCHISE FEE" shall mean certain non-refundable fees paid by a Franchisee to Master Licensee as follows: (a) the initial franchise fee, in consideration for the grant of a franchise to operate a Unit; (b) a transfer or relicense fee, in consideration for the authorization to transfer or relicense the Unit, the franchise or assign the Franchise Agreement to a new owner; (c) the renewal fee, if any, in consideration for the extension, modification or renewal of the Franchise Agreement; and (d) the license fee paid by the licensee of the Unit Reservation Software.

     1.26 "LEGAL REQUIREMENTS" shall mean all laws, ordinances, regulations, rules, court orders, administrative orders, decrees and policies of any Territory government, governmental agency or department.

     1.27 "LIBOR" shall mean, in respect of any relevant sum or any relevant period, the rate shown on page "3750" (or any equivalent successor page thereto) on the Telerate Monitor Screen as being the rate per annum at which Dollar deposits are offered for one month at or about 11:00 a.m. (London time) on the day before the first day of such period.

     1.28 "LOCAL MARKS" shall mean the trademarks, service marks, trade names, logos, slogans and commercial symbols developed or acquired from time to time by Master Licensee (whether any such Local Marks are registered or not), as approved by Company pursuant to Paragraph 7.7, for use in the Territory to identify Units and the services and products offered, sold or used therein.

     1.29 "MARKS" shall mean the trademarks, service marks, trade names, logos, slogans and commercial symbols listed on Exhibit A hereto (whether any such Marks are registered or not), as the same shall be amended from time to time, and such other trademarks, service marks, trade names, logos, slogans and commercial symbols as Company may authorize for use from time to time to identify Units and the services and products offered, sold or used therein.

     1.30 "MARKS OWNER" shall mean Company or its successors and assigns as owner of the Marks in the Territory.

     1.31 "STAR RATING" shall mean the five star hotel rating system as used by the tourism ministry of the national government of the Territory, or if governmental standards are discontinued or become unreliable in the reasonable discretion of Company, its functional equivalent as selected by Company in its reasonable discretion consistent with Territory System Standards.

     1.32 "SYSTEM STANDARDS" shall mean the standards specified in writing from time to time by Company as the same may be amended, modified, supplemented or deleted from time to time, including, without limitation, standards relating to: (a) "QUALITY STANDARDS" for Units, which include the design standards and other standards for cleanliness, maintenance, supplies, types of permitted concessions, food and beverage services, vending machines, uniforms, staffing, employee training, employee language capability, furniture, fixtures and equipment, decor, guest services, operations, guest comfort and the like; (b) "MARKS STANDARDS" for interior and exterior Mark-bearing signs, china, linens, utensils, glassware, uniforms, stationery, supplies, advertising materials and other items, including the right to specify which items shall omit or bear the Marks and how the Marks are displayed thereon; (c) "DESIGN STANDARDS" for new, conversion, upgraded or modified facilities, including standards for all aspects of unit design, construction materials, landscaping, interior decor, original and replacement furniture, fixtures and equipment, uniforms, amenities, supplies and the like; and (d) "TECHNOLOGY STANDARDS" for communications, point of sale terminals and computer hardware and software for various applications, including, without limitation, rooms management, records maintenance, marketing data collection and storage, accounting, budgeting and reservation system access.

     1.33 "TERRITORY" shall mean the United Mexican States ("MEXICO") subject to Paragraph 3.1.

     1.34 "TERRITORY RESERVATION SYSTEM" shall mean the computer system or its technological equivalent to be operated by Company or Master Licensee that functions to accept, store and communicate lodging reservations either originated in the Territory or intended for Units in the Territory, as described in Paragraph 4.5.

     1.35 "TERRITORY SYSTEM STANDARDS" shall mean the System Standards, as adapted to the Territory by Master Licensee and approved by Company in accordance with the procedure described in Paragraph 6.1 hereof.

     1.36 "TRAVELODGE SYSTEM" shall mean a comprehensive system for providing lodging facility services which at present includes: (a) the Marks; (b) other intellectual property, including copyrights, confidential information, "System Standards Manuals" and know-how; (c) advertising, publicity and other marketing materials and programs; (d) design, construction operations, guest service, technology and appearance standards defined as "System Standards" below; (e) training programs and materials; (f) quality assurance standards, inspection methods and scoring systems and other programs intended to establish, measure and report on the quality of units and services provided to guests; (g) a computerized central guest room reservation system; (h) consulting programs; and
(i) operating guidelines, specifications and policies.

     1.37 "UNIT" shall mean a hotel, suites or resort lodging facility, having at least fifty (50) guest rooms, in the case of a Travelodge facility and thirty
(30) guest rooms in the case of Thriftlodge facility that meets Territory System Standards and is subject to an executory Franchise Agreement.

     1.38 "UNIT RESERVATION SOFTWARE" shall mean the computer software or its technological equivalent licensed by Master Licensee to Franchisees that permits each Unit to communicate with the Territory Center or the Central Reservation System.

                           ARTICLE 2: MASTER LICENSE

     2.1   GRANT OF MASTER LICENSE. (a) Subject to all of the terms and
           -----------------------
conditions hereof, Company grants to Master Licensee, for and during the Term, the exclusive right within the Territory to grant Travelodge System franchise, area development and franchise brokerage rights, for the construction, conversion, development and operation of Units in the Territory. Master Licensee shall not own or operate any Unit for itself, except through Affiliates. Except as otherwise provided in Paragraph 3.5 hereof, and provided that Master Licensee is in material compliance with this Agreement, Company and its Affiliates, and Company's direct and indirect subsidiaries shall not develop, manage or locate, or grant a license or franchise for, any Travelodge System lodging facility in the Territory; provided, however, Company and other
                                          --------
Travelodge System area, master and unit licensees and franchisees having units located outside the Territory may advertise within the Territory.

     (b) Master Licensee shall not enter into any Area Agreement for any area, region or political jurisdiction within the Territory without the prior written consent of Company, which will not be unreasonably withheld.

     (c) Master Licensee's right and license to grant franchises is subject to the execution by each Franchisee and Area Franchisee of a legally binding acknowledgment (in the form prescribed by Company) stating that, if the rights of Master Licensee under the Franchise Agreement or Area Agreement become vested in Company, Company is entitled to exercise all of such rights of Master Licensee (including any rights of termination) in accordance with the Franchise Agreement or Area Agreement and may enforce same against Franchisee or the Area Franchisee without the consent of or reference to Master Licensee.

     (d) The master license herein granted is limited to the Territory and confers no rights upon Master Licensee to use or license the use of the Travelodge System or the Marks outside the Territory, or to operate or franchise others to operate Units outside the Territory. Master Licensee shall use the Travelodge System only in the Territory in connection with the franchising and marketing of Units. Master Licensee will not, directly or indirectly: use any part of the Travelodge System outside the Territory (except for advertising outside the Territory in accordance with the terms hereof); communicate any part of the Travelodge System to any other natural or legal person except Master Licensee's employees and Franchisees for use inside or outside the Territory except to meet Legal Requirements; or seek to establish or obtain proprietary rights, registration of any of the Marks or other evidence of Travelodge System ownership anywhere in the world except as expressly authorized by Company in writing in advance. Master Licensee shall require Affiliates, Area Franchisees and Franchisees to strictly comply with the restrictions described in the foregoing sentence.

     (e) To induce Company to enter into this Agreement, Master Licensee shall cause Chartwell Leisure, Inc. and Grupo Piasa, S.A. de C.V. (collectively, the "GUARANTOR") to execute and deliver a guaranty of Master Licensee's performance and payment obligations under this Agreement in the form of that certain Guaranty and Assumption of Master Licensee's Obligations attached hereto as Exhibit B. To the extent obligations are imposed on Affiliates in the Agreement, Master Licensee shall cause Affiliates to perform such obligations as described herein.

     (f) The master license and the Travelodge System does not include a purchasing, procurement, and preferred vendor program of the type operated by Company's Affiliate, HFS Incorporated under the trade name "HFS Purchasing Services." Such purchasing/procurement/preferred vendor program is reserved for such Affiliate and may be offered and licensed to other parties in the Territory under the name and mark "HFS Purchasing." Master Licensee or any Affiliate may operate and offer to Franchisees its own purchasing, procurement, and preferred vendor program.

     2.2   EXCLUSIVE RELATIONSHIP.  Master Licensee shall devote substantial
           ----------------------
time, resources, energies and attention to the conduct of business as contemplated by and pursuant to the terms of this Agreement and shall engage in no other trade, business, profession or endeavor. During the Term, neither Master Licensee nor any subsidiary of Master Licensee will engage, assist, own a beneficial interest or otherwise participate in any direct or indirect capacity or manner in the development, ownership, operation, leasing, joint venture operations, licensing, franchising, sponsoring, financing, consultation or like relationship with respect to any motel, inn, hotel, suite, resort or lodging facilities located in the Territory with a two, three, or four Star Rating, except in accordance with this Agreement or as specifically approved in writing by Company. Nothing herein shall preclude Master Licensee from entering into master license agreements or similar agreements with an Affiliate of Company.

     2.3   TERM.  The initial term of this Agreement shall commence on the
           ----
Agreement Date and expire on December 31, 2026 (the "INITIAL TERM"). Master Licensee shall have the right to request renewal of the master license for up to two renewal terms (each a "RENEWAL TERM") of fifteen (15) years each subject to obtaining all required governmental approvals and the requirements of this Paragraph 2.3. The Initial Term and the Renewal Terms are collectively referred to herein as the "TERM". If (a) Master Licensee has substantially complied with all of the material terms and conditions of this Agreement during the Initial Term or the Renewal Term then expiring, as applicable, including without limitation the Development Schedule, (b) Units with an aggregate of at least the guest rooms required under Exhibit C are open and operating at the time of the renewal request, and (c) the Renewal Term is authorized under applicable Legal Requirements then in effect, then Master Licensee may give Company written notice of its request to renew not more than eighteen (18) months and not less than six (6) months prior to the expiration of the Initial Term. Within sixty
(60) days after receipt of Master Licensee's written renewal request, Company shall notify Master Licensee of Company's acceptance or rejection of such request. Company will reject the request only if Master Licensee fails to qualify for renewal under the conditions stated above. If the request is accepted, Master Licensee shall obtain all necessary governmental approvals of the renewal. Master Licensee shall pay the "RENEWAL FEE" specified in Paragraph 5.9 within fifteen (15) days after receipt of Company's acceptance of the renewal request or the request for renewal will be deemed void and no longer enforceable. Master Licensee acknowledges that its renewal rights will be adversely affected by any material default under this Agreement occurring subsequent to delivery of the notices described in the this Paragraph, which must be cured prior to the expiration date of the Initial Term or no renewal will occur.

     2.4   INTENTIONALLY DELETED.
           ---------------------

     2.5   REPRESENTATIONS AND WARRANTIES OF MASTER LICENSEE. Master Licensee
           -------------------------------------------------
hereby represents and warrants to Company as follows:

     (a) Master Licensee is duly organized and validly existing under the laws of Mexico, has all necessary power and authority to enter into and perform its obligations under this Agreement and all documents executed in connection herewith, and to carry on its business and to own and lease its properties, as presently conducted, owned and leased.

     (b) There are no proceedings pending seeking to dissolve or to liquidate Master Licensee, and no action has been taken by the Board of Directors or the shareholders of Master Licensee authorizing any such proceedings.

     (c) The persons executing this Agreement and all other documents executed in connection herewith on behalf of Master Licensee have been duly authorized to perform such actions on behalf of Master Licensee. This Agreement and all other documents executed in connection herewith constitute the valid, legal and binding obligations of Master Licensee and, to the best knowledge of Master Licensee, are enforceable in accordance with their respective terms, subject to applicable bankruptcy laws and general principles of equity.

     (d) Neither the execution, delivery or performance of this Agreement or any other document executed in connection herewith, nor the consummation of the transactions contemplated therein, will violate Master Licensee's Articles of Incorporation or By-laws, or constitute or create a violation of or default under, with the giving of notice, the passage of time or both, or result in the creation or imposition of any lien, security interest or encumbrance under, any contract, agreement, loan, note, mortgage, security agreement, deed to secure debt, guarantee, lease (capital or operating) or any other document or instrument, or any law, rule, regulation, ordinance, or any judicial or administrative decree, rule or order to which Master Licensee is a party or by which it or its properties is or may be bound.

     (e) There is no arbitration, litigation or administrative proceeding pending, or to the knowledge of Master Licensee, threatened, in which Master Licensee is or may be a party, or which may affect Master Licensee or its property, which would adversely affect the ability of Master Licensee to enter into or perform its obligations under this Agreement or any other document executed in connection herewith, or have a material adverse effect on the business, prospects or finances of Master Licensee if determined adversely to Master Licensee. Master Licensee is not the subject of any pending bankruptcy, insolvency, receivership or similar proceeding, and is not a party to, subject to, or in default in any material respect with, any writ, injunction, decree, judgment, award, determination, direction or demand of any arbitrator, court or governmental agency or instrumentality.

     (f) All information provided to Company regarding Master Licensee, its directors, shareholders and officers is materially true, complete and correct. All capital stock of Master Licensee now outstanding has been validly issued, is fully paid and non-assessable, and the shareholder's equity amount shown on any balance sheet provided to Company has actually been received or earned by Master Licensee.

     (g) Master Licensee is not in default under, and no event has occurred which, with the giving of notice, the passage of time or both, would constitute or create a default under, any deed of trust, mortgage, lease, security agreement, note, preferred stock, bond, indenture, guaranty or other instrument issued by Master Licensee.

     2.6   REPRESENTATIONS AND WARRANTIES OF COMPANY. Company hereby represents
           -----------------------------------------
and warrants to Master Licensee as follows:

     (a) Company is duly organized, validly existing and in good standing under the laws of the State of Delaware, has all necessary power and authority to enter into and perform its obligations under this Agreement and all other documents executed in connection herewith and to carry on its business and to own and lease its properties, as presently conducted, owned and leased.

     (b) There are no proceedings pending seeking to dissolve or to liquidate Company, and no action has been taken by the Board of Directors or the shareholders of Company authorizing any such proceedings.

     (c) The persons executing this Agreement and all other documents executed in connection herewith on behalf of Company have been duly authorized to perform such actions on behalf of Company. This Agreement and all other documents executed in connection herewith constitutes the valid, legal and binding obligations of Company and, to the best knowledge of Company, are enforceable in accordance with their respective terms, subject to applicable bankruptcy laws and general principles of equity.

     (d) Neither the execution, delivery or performance of this Agreement or any document executed in connection herewith, nor the consummation of the transactions contemplated therein, will violate Company's Articles of Incorporation or By-laws, or constitute or create a violation of or default under, with the giving of notice, the passage of time or both, or result in the creation or imposition of any lien, security interest or encumbrance under, any contract, agreement, loan, note, mortgage, security agreement, deed to secure debt, guarantee, lease (capital or operating) or any other document or instrument, or any law, rule, regulation, ordinance, or any judicial or administrative decree, rule or order to which Company is a party or by which it or its properties is or may be bound.

     (e) Except for pending administrative actions in respect of applications for registration of the Marks, there is no arbitration, litigation or administrative proceeding pending, or to the knowledge of Company, threatened, in which Company is or may be a party, or which may affect Company or its property, which would adversely affect the ability of Company to enter into or perform its obligations under this Agreement or any other document executed in connection herewith, or have a material adverse effect on the business, prospects or finances of Company if determined adversely to Company. Company is not the subject of any pending bankruptcy, insolvency, receivership or similar proceeding, and is not a party to, subject to, or in default in any material respect with, any writ, injunction, decree, judgment, award, determination, direction or demand of any arbitrator, court or governmental agency or instrumentality.

     (f) All information provided to Master Licensee regarding Company, its directors, officers and shareholders is true and correct.

     (g) Company is not in default under, and no event has occurred which, with the giving of notice, the passage of time or both, would constitute or create a default under, any deed of trust, mortgage, lease, security agreement, note, preferred stock, bond, indenture, guaranty or other instrument issued by Company.

     (h) Company owns the Marks or has the right to own the Marks in the Territory, owns the System in the United States and the Territory, and has the right to license the System, including the Marks to Master Licensee for the Territory.

     2.7   EXISTING FRANCHISE AGREEMENTS.  Company has executed two (2) license
           -----------------------------
agreements for Travelodge System Units located in Ensenada, BC., and Ciudad Obregon, SN. in the Territory (the "INITIAL AGREEMENTS"). In exchange for separate consideration of $10.00, Company bargains, sells, transfers, assigns, delegates and conveys to Master Licensee, and Master Licensee accepts and assumes, all of Company's right, title and franchisor's interest in and to the Initial Agreements. These Units will not be counted toward the thirty (30) Units described in Paragraph 5.2. Master Licensee shall perform and be entitled to all of the benefits, burdens and obligations of the licensor under the Initial Agreements, and shall indemnify and hold Company and its parent corporation harmless from and against any claims, liabilities, damages, judgments, settlements, costs of defense and investigation arising from the Initial Agreements, provided that the transactions or occurrence giving rise to such claims occurs after the date of this Agreement. Company likewise shall indemnify and hold Master Licensee and its parent corporations harmless from and against any claims, liabilities, damages, judgments, settlements, costs of defense and investigation arising from the Initial Agreements, provided that the transactions or occurrence giving rise to such claims occurs before the date of this Agreement. In the event a claim arises in which the transactions or occurrence happened before and after the date of this Agreement, the parties shall split the cost of defense and resolution equally, unless and until an arbitration proceeding pursuant to Paragraph 17.09 apportions the costs of defense and resolution differently based on the comparative fault of the parties, as determined by the arbitrator. Nothing contained in this Agreement shall modify the liabilities of any third party under any indemnification agreement associated with the acquisition of the Initial Agreements by Company.

            ARTICLE 3:  DEVELOPMENT OBLIGATIONS OF MASTER LICENSEE

     3.1   DEVELOPMENT SCHEDULE. Units shall be developed and opened in
           --------------------
accordance with the development schedule for guest rooms (the "Development Schedule") set forth on Exhibit C attached hereto. Master Licensee acknowledges that failure to comply with the Development Schedule constitutes a material default hereunder, for which Company shall have the right, in its sole discretion and at any time beginning (i) six (6) months after the relevant deadline if the shortfall is no more than ten percent (10%) of the required number of guest rooms, or (ii) at the relevant deadline if the shortfall is more than ten percent (10%) of the required number of guest rooms, unless and until Master Licensee meets the requirements for open rooms on the Development Schedule, to: (a) terminate this Agreement under Article 15 hereof; and (b) reduce the size or eliminate the exclusivity of the Territory. Company will not terminate this Agreement reduce the size of the Territory or eliminate the exclusivity of the Territory if Master Licensee gives Company written notice prior to the applicable deadline of its intent, and when required proceeds, to pay to Company a monthly supplement to Company Continuing Fees for each guest room less than the number required under the Development Schedule equal to the average monthly Company Continuing Fees per guest room during the preceding Agreement Year for so long thereafter as the rooms required to be open under the Development Schedule remain unopened. Notwithstanding the foregoing, Company may terminate this Agreement on ninety (90) days prior written notice to Master Licensee if Master Licensee is obligated to make payments of assumed Company Continuing Fees under this Paragraph for a period of two (2) years. A room shall be considered "open" when it meets Territory System Standards for immediate rental to and occupancy by Unit guests.

     3.2   SITE SELECTION. Master Licensee shall be responsible for the
           --------------
selection or approval of suitable sites for Units. Master Licensee shall submit to Company such site information, franchisee application materials and other information as Company reasonably requests for approval of proposed franchisees and Unit(s). The application will be deemed approved within thirty (30) days after submission of all required information and materials unless Company shall notify Master Licensee of its objection to the application in writing within thirty (30) days after Company receives all required information and materials. If Company finds, in its reasonable discretion, that Master Licensee has demonstrated its ability to submit acceptable sites for Units, then Company may by written notice to Master Licensee no longer require prior approval of sites, and the sole responsibility for selection and for approval of sites shall be borne by Master Licensee.

     3.3   UNIT SITE PLANS.  All Units shall be newly constructed facilities or
           ---------------
conversions of existing facilities renovated to meet Territory System Standards. At its expense, Master Licensee shall prepare or cause the preparation of "SITE PLANS," consisting of a site plan and architectural plans and specifications for each new construction Unit, or photographs, renovation plans, color boards and a list of improvements and replacements for each conversion Unit. Such Site Plans or a summary must be submitted to Company in English for review, comment and approval prior to the commencement of any construction or renovation. A Site Plan from a previous transaction presented in English may be used if the new Unit will be built substantially according to the same plans and specifications. If Master Licensee has not received written disapproval, comments or modifications from Company within thirty (30) days after the date of receipt (as shown by courier delivery and receipt records) by Company at its headquarters in the United States or such other location as Company may designate, of such Unit Site Plans, Company shall be deemed to have approved such plans. Master Licensee will develop, operate or franchise only those Units for which Site Plans have been approved by Company. Company may, in its sole discretion, delegate in writing sole responsibility for approval of Unit Site Plans to Master Licensee.

     3.4   INTENTIONALLY DELETED.
           ---------------------

     3.5   COMPANY APPROVED FRANCHISEES. Notwithstanding any rights granted to
           ----------------------------
Master Licensee under this Agreement, Company shall have the right to require that Master Licensee enter into a Franchise Agreement with any person or entity that Company specifies in writing; provided that such proposed Franchisee meets
                                   --------
the qualifications and standards for Franchisees, if any, established by Master Licensee and approved by Company prior thereto, there is no conflict with any existing agreements binding Company or Master Licensee, and such transaction is part of a larger transaction involving hotels outside the Territory. Master Licensee, in granting any such Franchise Agreement to a Company-specified Franchisee, will not unreasonably withhold, delay or condition its consent to any variations from the terms of Master Licensee's then current form of Franchise Agreement. Any such Units will be counted toward satisfaction of the Development Schedule obligations of Master Licensee, but shall not count toward the thirty (30) Units described in Paragraph 5.2.

     3.6   AREA AGREEMENTS. Master Licensee may enter into Area Agreements with
           ---------------
the consent of Company, which will not be unreasonably withheld or delayed. Master Licensee shall submit the final form of Area Agreement to Company for its approval as a condition precedent to its effectiveness. Each Area Agreement shall provide for the execution of a Franchise Agreement for each Unit opened under the Area Agreement. Area Fees payable by an Area Franchisee in connection with the execution of an Area Agreement or without regard to whether any Units relating to such Area Agreement are open shall be deemed Area Initial Fees and a share paid to Company as Company Initial Fees according to Paragraph 5.2. Units licensed under Area Agreements count toward the first thirty (30) Units under Paragraph 5.2. Periodic payments payable to Master Licensee under an Area Agreement relating to the Gross Room Revenues of a related Unit or on another basis accruing after the Opening of the Unit shall be deemed Area Continuing Fees and a share paid to Company as Company Continuing Fees according to Paragraph 5.3. Master Licensee shall diligently monitor and strictly enforce development and other obligations of an Area Franchisee as set forth in the Area Agreement. No failure of an Area Franchisee to perform its development obligations shall excuse or extend the time for performance of the Development Schedule. Within ten (10) days after execution of any Area Agreement, Master Licensee shall provide Company with a copy thereof. Master Licensee hereby covenants that during the Term it shall not accept an equity or other investment in itself, any Affiliate or any other entity in lieu or substitution of, in whole or in part, any Area Initial Fee or Area Continuing

Fee. Except as provided in the preceding sentence, equity investments made by third parties in Master Franchisee, any Affiliate or any other entity shall not be included in the determination of Area Initial Fees or Area Continuing Fees hereunder.

                     ARTICLE 4:  SERVICES AND OBLIGATIONS

     4.1   INITIAL SERVICES OF COMPANY. Company shall instruct and consult with
           ---------------------------
Master Licensee's personnel on adaptation of the Travelodge System to the operation of lodging facilities in the Territory and the development, operation and franchising of Units. Such instruction and consultation shall be communicated through written and other means and shall relate to: (a) site selection; (b) lodging facility design, engineering, site planning, interior design, layout, decor and lighting; (c) furniture, fixtures and equipment; (d) reservation and room sales management; (e) lodging facility security and safety procedures and standards; (f) product supply; (g) employee and Franchisee training and employee utilization; (h) Unit periodic reports; (i) advertising, promotion, public relations, and marketing; (j) auditing, inspection, franchise services, guest services, and other Unit services; (k) operating procedures; (l) franchise marketing and compliance programs and procedures; and (m) reservation center computer hardware and software systems and programs. Instruction and consultation by Company personnel shall be provided solely in the U.S. (other than in connection with initial certification inspections of new Units) through the initial training program described in Paragraph 4.2 and by telephone, facsimile transmission, telex and correspondence.

     4.2   INITIAL AND CONTINUING TRAINING. Master Licensee, within sixty (60)
           -------------------------------
days after execution of this Agreement, shall designate and notify Company in writing of at least one (1) trainee, up to a limit of five (5) trainees, to attend an initial training program devised by Company. The first trainee Master Licensee sends to attend Company's initial training program must commence training within one hundred twenty (120) days after execution hereof, provided that Company shall have at least thirty (30) days' prior written notice of the date Master Licensee desires its first trainee to commence training. All wages and travel and living expenses incurred by trainees shall be the sole responsibility of Master Licensee. Company shall offer lodging and meals to such trainees on the same basis as offered to other Travelodge System trainees. Master Licensee personnel shall have the right to attend, on a space-available basis, subsequent regular training programs conducted by Company at a location Company selects in the U.S., without fees or other charges. All wages and travel and living expenses such personnel incur shall be the sole responsibility of Master Licensee. The initial training program shall be provided over a period not to exceed ninety (90) days and shall consist of instruction at Company's headquarters and may include an internship at one or more system units in the U.S. The training program shall cover, among other things, the subjects described in Paragraph 4.1 hereof. Upon completion of the instruction of Master Licensee's trainees, Company shall determine, in its sole discretion, which of such trainees have successfully completed the instruction program and shall issue to Master Licensee certificates of completion for such trainees ("CERTIFIED EMPLOYEES") as of that date. Master Licensee will employ at least one (1) Certified Employee beginning with the third

Agreement Year, provided, however, that there may be no Certified Employee for a
                --------
reasonable period of time in the event that the Certified Employee terminates his employment with Master Licensee without adequate notice or is summarily terminated by Master Licensee and no Company training programs for his replacement are immediately available. Such Certified Employee shall be responsible for implementing mandatory training programs for Unit personnel in accordance with training standards and procedures prescribed by Company from time to time. Upon the implementation of such training programs by such Certified Employee(s) to Company's satisfaction, Company shall not object to certification by a Certified Employee of Unit personnel who successfully complete such training programs.

     4.3   CONTINUING SERVICES OF COMPANY. To the extent relevant to the
           ------------------------------
Territory, Company shall periodically furnish to Master Licensee the results of any research, development and testing programs undertaken in the U.S. (and, to the extent deemed relevant by Company, in other countries) relating to one or more of: (a) new product or service development; (b) lodging facility design, layout, fixtures, equipment, lighting and construction; (c) lodging facility image, decor, logo design and trademarks; (d) pricing strategies; (e) advertising and marketing concepts and programs; (f) lodging facility operations; (g) services to Franchisees; and (h) Franchisee and employee training. Company personnel shall be available for periodic consultation with personnel of Master Licensee. The parties agree that, to the extent possible, such consultation shall be by telephone, facsimile transmission, telex and correspondence. Company shall conduct, at its expense through employees, agents or consultants, an annual visit, to include a quality assurance and operational inspection of each Unit in existence or under development at such time, consultation with Master Licensee on development, operations, marketing, reservations and other matters of mutual interest, and review of the annual budget and development plan then in effect or proposed under Paragraph 4.7.
Such annual visit shall be scheduled by Company (at Company's request to coincide with Unit inspections) and Master Licensee at a mutually convenient time. If Master Licensee cannot offer a mutually convenient time during a sixty
(60) day period selected by Company, then Company shall determine the schedule for the visit. Other than the annual inspection, Company personnel shall have no further obligation to travel to the Territory. However, Company shall have the right, through employees, agents or consultants, to visit and inspect Units at any time during the Term. With respect to up to one (1) visit during any Agreement Year (including the annual visit), Master Licensee (or Franchisees) shall provide to Company without charge meals and lodging for one (1) Company employee, agents or consultants for each such Unit visited. Lodging will be provided at the Units visited. Except with respect to the visits otherwise described in this Paragraph 4.3, Master Licensee shall not be obligated to reimburse Company for any expenses relating to any visit to the Territory by Company's employees, agents or consultants not at the request of Master Licensee. If Master Licensee requests that Company personnel travel to the Territory, Master Licensee shall pay all travel, meal and lodging expenses of such personnel directly on invoice from the provider.

     4.4   CERTIFICATION INSPECTION OF NEW AND CONVERSION UNITS. Master Licensee
           ----------------------------------------------------
shall, and Company may, in its discretion, inspect each new and conversion Unit for the purpose of certifying that it meets all Territory System Standards. Master Licensee shall provide at least thirty (30) days prior written notice to Company of the proposed opening date of a Unit; provided, however, that Master Licensee shall give Company more notice if required to accommodate travel arrangements, work schedules or governmental travel authorization. Master Licensee shall use its best efforts to assist Company to obtain all governmental visas, permits, licenses and travel authorizations of all appropriate governmental agencies to allow Company's inspector to visit and inspect Units in the Territory. Master Licensee shall assign a Certified Employee to inspect the Unit in consultation or conjunction with Company to certify that it complies with Territory System Standards and has been constructed in accordance with plans and specifications approved by Company. Master Licensee shall make its inspection prior to the Unit's scheduled opening and, if the Unit is certified for opening, it shall open no later than fifteen (15) days after such inspection. Any inspection by Company under this Paragraph 4.4 will be performed with a representative of Master Licensee, if such a representative is present for the inspection. If the Unit is not certified for opening, the inspecting party shall prepare and deliver to the other party and the Franchisee of the Unit a list of items to be completed before or after opening and Master Licensee shall take, or shall require the Franchisee to take, all reasonably necessary action to timely cure the deficiencies specified on such list. Master Licensee shall not permit the opening of any Unit until certified for opening by Company or Master Licensee, or until all items specified by Company or Master Licensee to be completed prior to opening have been completed. For the first certification inspection by Company of the first Unit to open, Master Licensee shall reimburse Company for the travel, meal, lodging and incidental expenses of one Company inspector conducting such certification inspection.

     4.5   RESERVATION CENTER.  (a) Subject to Paragraph 4.5(h), Company or an
           ------------------
Affiliate shall establish and maintain the Territory Reservation System at a location serving the Territory (the "TERRITORY CENTER") which Company, Master Licensee, Franchisees and potential Travelodge customers and Units may utilize for telephone and local computer reservation inquiries. Company will be responsible for paying all expenses of establishing and maintaining the Territory Center, including, but not limited to, the costs of purchasing or leasing computer hardware, telex, facsimile transmission, telephone and electronic communications equipment and services; programming services; training and employment of Territory Center personnel; and linkage between the Territory Reservation System and the Central Reservation System. Company may, in its sole discretion, utilize the Central Reservation System as the Territory Reservation System. All communications from Units, Franchisees and their customers to Company relating to reservations shall be communicated through the Territory Reservation System. Company shall require the Territory Reservation System to be connected to the Central Reservation System using real time linkage via datalink or such other system Company specifies in writing, and to be capable of promptly transmitting reservations to the Central Reservation System for units located outside the Territory and of receiving reservations from outside the Territory for Units.

     (b) The Territory Center shall provide for a toll-free telephone number within the Territory and/or such technological substitutes and/or supplements as Company may require from time to time at its sole discretion for consumers to use to make room reservations. Company may eliminate toll-free consumer reservations telephone numbers if telecommunications costs exceed the funds available to pay the same from Company Reservations Fees. The Central Reservation System shall be capable of receiving reservations in the English language from Units and promptly transmitting English language reservations from outside the Territory for Units. All reservation data shall quote room rates in the currency of the country where the Unit is located. The long distance telephony fees of transmitting reservations and inquiries, whether by telephone, telex, facsimile transmission or other similar electronic or telephonic technology, shall be borne by Company.

     (c) The fees for Central Reservation System services are described in Paragraph 5.6. Company will supply, at Master Licensee's option under a separate license for a "License Fee" of Five Thousand Dollars ($5,000) the "Agent Interface" software ("Territory System Software") necessary for Master Licensee to operate the Territory Reservation System as a remote site for data entry, with data storage and processing to be performed by the Central Reservation System, and the Unit Reservation Software and related documentation, to be delivered no earlier than ninety (90) days before the scheduled opening of the first Unit.

     (d) Company will open the Territory Center for business not later than sixty (60) days before the scheduled opening of the first Unit. Master Licensee shall require that all Franchisees in the Territory pay a monthly reservation fee to cover the costs of reservation system services, as determined by Company.

     (e) In the event the Territory System Software or Unit Reservation System Software is rendered obsolete or superseded by other means of operating or communicating data with a reservation system, Company shall replace such software with the same substitute or technological equivalent as it uses in the United States, if available in the Territory, to allow continued functioning of reservation services to be provided to consumers and Units in the Territory.

     (f) Except as otherwise may be agreed between the parties, Master Licensee shall not use the Territory Center to refer customers or prospective customers, directly or indirectly, to any lodging facility other than a Travelodge System unit. Master Licensee shall be solely responsible for (and shall indemnify and hold harmless Company and its Affiliates in respect of) overbooking of Unit guest rooms caused by the action or inaction of Master Licensee. Master Licensee shall require each Franchisee to indemnify Company and Master Licensee for overbooking caused by the action or inaction of the Franchisee.

     (g) Master Licensee shall duplicate and license each Franchisee to use the Unit Reservation Software, provided that Company and/or Master Licensee receive confidentiality agreements regarding use of such software and that Company is satisfied, in its sole discretion, that such agreements protect Company's and/or Master Licensee's interests in and to such confidential and proprietary information under local law. The licenses for the software initially provided by Company to Master Licensee shall be granted pursuant to the terms of the Software License Agreement attached hereto as Exhibit E to be executed as of the Agreement Date, and Master Licensee's sublicense to each Franchisee shall be granted pursuant to the terms of the Unit

Reservation Software License Agreement in the form attached as Attachment B to the Software License Agreement.

     (h) Master Licensee may, at its option and with the concurrence of the Company not to be unreasonably withheld, create and operate the Territory Center. Master Licensee will pay the costs for the equipment, labor, supervision and communications necessary to respond to inquiries originating in the Territory for reservations at Units and for the communicating of messages to and from Units to the Central Reservation System. Unless otherwise agreed among the parties, all data communications between Units and the Central Reservation System shall be routed through the Territory Center. Master Licensee shall require all Franchisees to obtain and maintain computer and telecommunications equipment and software meeting Company's standards for Travelodge System Units. Company will provide a master version of its "Unit Reservation Software" that Master Licensee will reproduce only for Franchisees and distribute only after the Franchisee executes and delivers the Software License Agreement attached to this Agreement as part of Exhibit E. If a Territory Center is to be operated by Company, Master Licensee will not receive the Agent Interface Software unless and until a Territory Center is to be opened, and no License Fee shall be payable until delivery of such software is scheduled.

     4.6   MARKETING PROGRAMS. Master Licensee shall be responsible for
           ------------------
developing and implementing local, national, regional and territorial marketing programs and Company shall provide advice and consultation, and samples for adaptation for local usage, for such programs. Master Licensee will cooperate with other Travelodge System master licensees in developing and implementing joint marketing programs as Company reasonably directs. "MARKETING PROGRAMS" shall include, without limitation, all forms of advertising, publicity, promotion, market research and public relations activities. Company may require submission of samples of all major marketing programs and related materials developed by Master Licensee for approval prior to implementation and use. Company shall give Master Licensee written notice of approval, disapproval or modifications within fifteen (15) days after receipt thereof. If Master Licensee receives no notice from Company, then such materials shall be deemed approved. All samples submitted to Company shall include a true and accurate English language translation. Master Licensee shall establish, maintain and administer a marketing fund (the "FUND") to support local, feeder market and regional marketing programs and shall require that all Franchisees in the Territory contribute to the Fund and make expenditures for and conduct local marketing. Master Licensee shall collect from its Franchisees a monthly Franchise Marketing Contribution, which Company suggests, but does not require, be in the same percentage of Gross Room Revenues as Company charges in the United States. Master Licensee shall pay to Company the Company Marketing Contribution, from the Franchise Marketing Contribution as described in Paragraph 5.7 hereof. Company will utilize the Company Marketing Contribution for system-wide marketing programs, including the TRAVELODGE HOTELS Directory which will list all Units. Company will provide a reasonable quantity of Directories to Master Licensee, and will offer Master Licensee the opportunity to purchase at cost plus freight additional copies of the Directory. Master Licensee will recognize and participate in system-wide marketing programs utilized as a part of the Travelodge System, such as frequent traveler plans, age and affinity-group clubs and other programs intended to increase overall patronage of all System Units.

     4.7   ANNUAL BUDGET AND DEVELOPMENT PLAN.  No later than ninety (90) days
           ----------------------------------
prior to the commencement of each Agreement Year except for the first Agreement Year, Master Licensee shall furnish to Company a budget and development plan (the "ANNUAL BUDGET AND DEVELOPMENT PLAN") for each such Agreement Year in a summary format developed by Master Licensee setting forth a franchise marketing plan and a rooms marketing plan for the Territory, with summary budgets and other information concerning the planned development of and promotion and marketing programs for Units. Company shall provide Master Licensee advice and consultation about the Annual Budget and Development Plan. For the first Agreement Year, the Annual Budget and Development Plan shall be attached hereto as Exhibit F within one hundred twenty (120) days after the Agreement Date after submission by Master Licensee.

     4.8   FRANCHISE MARKETING AND SERVICES. Within one hundred twenty (120)
           --------------------------------
days after the Agreement Date, Master Licensee shall formulate and implement a franchise marketing strategy, which will include, among other things, preparation of offering materials for dissemination to prospective Franchisees, procedures for responding promptly to requests for information from prospective Franchisees, evaluation and qualification of prospective Franchisees, and proper documentation of the grant of franchises consistent with Paragraph 11.1 hereof. No later than execution of the first Franchise Agreement by Master Licensee, Master Licensee shall also implement a franchise services program under which Master Licensee shall be required to provide services to Franchisees comparable to the initial and continuing services and training provided by Company to Master Licensee under this Agreement.

     4.9   ADDITIONS AND MODIFICATIONS TO THE TRAVELODGE SYSTEM. Company
           ----------------------------------------------------
reserves the right, from time to time, by adoption or amendment of System Standards, to add, amend, modify, delete or enhance any portion of the Travelodge System (including any of the Marks and System Standards) as may be necessary in the judgment of Company to change, maintain, or enhance the Marks or the reputation, efficiency, competitiveness and/or quality of the Travelodge System, or to adapt to it new conditions, materials or technology, or to better serve the public. Company will disclose to Master Licensee, to the extent Company deems relevant to the Territory, additions and modifications to the Travelodge System made anywhere in the world and which have been developed by or are otherwise available to Company. Master Licensee shall, if requested by Company, use any such additions and modifications which Company has approved for use in the operation and franchising of Units. Master Licensee shall disclose to Company all ideas, concepts, methods, improvements, services, techniques and products relating to the operation of Units conceived by Master Licensee and Franchisees during the Term and grants to Company a perpetual, non-exclusive, royalty-free and world-wide right and license to incorporate same in the Travelodge System for use in all Travelodge System lodging facilities franchisees licensed or franchised world-wide, and to assign or license the same to Company's Affiliates, to the extent permitted by applicable Legal Requirements.

     4.10  ITEMS USED BY UNITS.  Master Licensee shall be responsible for
           -------------------
purchasing or
procuring sources for fixtures, furniture, equipment, amenities, supplies and materials necessary for use by Units. Company may, to the extent feasible, assist Master Licensee in purchasing or procuring items appropriate for use in the Territory from sources of supply located in the U.S. Company may prescribe minimum product standards for fixtures, furniture, equipment, amenities, supplies or materials for use in the Territory. Company shall consider local factors and con ditions in prescribing such standards. Master Licensee shall only recommend reputable suppliers (which may include Company, Master Licensee or Affiliates) for fixtures, furniture, equipment, amenities, supplies and materials to Franchisees; provided that Master Licensee and its Affiliates shall
                          --------
not be the sole approved supplier available to Franchisees for such items unless the terms of sale and prices for goods and services are competitive with the terms offered to licensees of other hotel chains in the Territory for similar goods and services. If Master Licensee or any Affiliate is an approved supplier, Master Licensee shall maintain in force, at its sole expense, adequate product liability and other insurance in connection with such distribution activities in accordance with the terms of Article 8 of this Agreement.

     4.11  COMPLIANCE WITH LAWS AND GOOD BUSINESS PRACTICES.  Master Licensee
           ------------------------------------------------
shall secure and maintain in force, and shall require Franchisees to secure, all required licenses, permits and certificates relating to the operation of Units. Master Licensee shall conduct its operations hereunder in full compliance with all applicable Legal Requirements. Master Licensee shall in all dealings with Company, its Franchisees, customers, suppliers, and public officials adhere to the highest standards of honesty, integrity, fair dealing and ethical conduct. All advertising and promotion by Master Licensee shall be complete and accurate as to all claims of fact, in good taste in the judgment of Company, and shall conform to the highest standards of ethical advertising. Master Licensee will refrain from any business or advertising practice which may be injurious to the business of Company and the good will associated with the Marks. Master Licensee shall notify Company within five (5) days after commencement of any action, suit or proceeding, and of the issuance of any order, writ, injunction, award or decree of any court, agency or other governmental instrumentality, which names Company as defendants, and provide written notice and copies of any such pleadings or process received.


                                ARTICLE 5: FEES

     5.1   INTENTIONALLY DELETED.
           ---------------------

     5.2   COMPANY INITIAL FEES.  Master Licensee shall collect the Initial
           --------------------
Franchise Fee from each Franchisee. After Master Licensee has entered into Franchise Agreements and Area Agreements for at least thirty (30) Units (not including the Units described in Paragraphs 2.7 and 3.5), Master Licensee shall pay to Company the Company Initial Fee in an amount equal to one-third (1/3) of the amount of each Initial Franchise Fee and Area Initial Fee paid to Master Licensee for each additional Unit Franchise or Area Agreement less the amount of any sales commission paid to a commissioned franchise salesperson in connection therewith (up to 50% of the Initial Franchise Fee or Area Initial Fee). Master Licensee shall pay the Company Initial Fee at the earlier to occur of thirty (30) days after Master Licensee's receipt of the Initial Franchise Fee or Area Initial Fee or concurrently with Master Licensee's next payment of Company Continuing Fees after receipt of such Initial Franchise Fee or Area Initial Fee.

     5.3   COMPANY CONTINUING FEES. Master Licensee shall establish the
           -----------------------
Continuing Franchise Fees required to be paid by each Franchisee. In respect of each Franchise Agreement and Area Agreement under which Area Continuing Fees are paid in lieu of Continuing Franchise Fees, Master Licensee will pay to Company
(i) for the first two (2) Agreement Years, within 30 days after the end of the Agreement Year, and (ii) thereafter, beginning with the third Agreement Year, within twenty (20) days after the end of each calendar quarter, as "COMPANY CONTINUING FEES", an amount equal to two percent (2.00%) of Gross Room Revenues accruing during the preceding quarter. If a Unit is franchised under a Franchise Agreement and not managed by Master Licensee or an Affiliate (including by affiliates of Chartwell Leisure Inc. and Grupo Piasa S.A. de C.V.), and the Franchise Agreement requires payment of a Continuing Franchise Fee at a rate of less than two percent (2.00%) of Gross Room Revenues for any period, then Company and Master Licensee shall share equally in the Continuing Franchise Fee during such period. Master Licensee shall timely pay to Company all Company Continuing Fees for each Unit operated by an Affiliate of Master Licensee, whether or not the Affiliate pays the relevant fee to Master Licensee. With respect to Units operated by third party Franchisees, Master Licensee shall not be required to pay Company Continuing Fees in an amount greater than the Continuing Franchise Fees and Area Continuing Fees actually received from any such third party Franchisee or Area Franchisee; provided that Company shall be paid the full amount of Company Continuing Fees due to Company on a first priority basis before Master Licensee or any other party receives any portion of such Continuing Franchise Fees or Area Continuing Fees.

     5.4   (INTENTIONALLY DELETED)

     5.5   FRANCHISE SALES COMMISSIONS.  In the event a U.S. salesperson or
           ---------------------------
broker refers a prospective franchisee to Master Licensee in writing, or a salesperson or broker operating in the Territory refers a prospective U.S. franchisee to Company in writing, and a sale to such prospective franchisee, respectively, is consummated within one (1) year after the date of such referral, the referring party shall be entitled to a sales commission of One Thousand Dollars ($1,000). Master Licensee or Company, as the case may be, shall pay such amount to the other, as receiving agent for such referring party, within thirty (30) days after execution of such Franchise Agreement or franchise agreement, respectively, and receipt of the initial franchise fee payable thereunder.

     5.6   RESERVATION FEES.  Master Licensee shall pay Company Reservation Fees
           ----------------
quarterly within twenty (20) days after the end of each calendar quarter, otherwise in accordance with Company's standard billing practices, for so long as Company operates the Territory Center, consisting of: (a) (i) For Units having fewer than 125 guest rooms, Nine Dollars ($9.00) for each reservation delivered through and by the Central Reservation System consumed during the quarter, provided that no such Unit shall be charged more than $750.00 for reservations consumed during the quarter; (ii) For Units having 125 or more guest rooms, Nine Dollars ($9.00) for each reservation delivered through and by the Central Reservation System consumed during the quarter, provided that no such Unit shall be charged for reservations more than exceed one and five-tenths percent (1.5%) of the Unit's Gross Room Revenues accruing during each Agreement Year, (b) its standard Global Distribution System ("GDS") origination fee (currently $4.50) for each reservation communicated through a third party reservation system, and (c) its standard travel agent/general sales agent override and commission, which is currently up to fifteen (15%) of the Gross Room Revenue from each reservation originated by a travel agent in an area served by a general sales agent, plus any applicable service or processing charge levied by Company for all System Units. Master Licensee shall collect such GDS fees and travel agent commissions from Franchisees as part of Franchise Reservation Fees under the Franchise Agreements, provided that Master Licensee shall pay these Fees to Company whether or not Master Licensee is reimbursed by a Franchisee. The per reservation fee charged as part of the Company Reservation Fee shall be subject to adjustment for corresponding changes in System Assessment Fee charged by Company to its Units in the United States and changes in the cost of providing reservation services to the Territory. Company Reservation Fees will be restructured, and Master Licensee and Company shall negotiate in good faith to determine fee structure appropriate to pay the anticipated and actual cost of operating a Territory Center and providing services from the Central Reservation System if Master Licensee commences operation of its own Territory Center. Master Licensee shall charge Franchisees Franchise Reservation Fees sufficient to pay the Company Reservation Fees when due. Company will establish reasonable billing procedures for Company Reservation Fees. If Master Licensee operates the Territory Center, Master Licensee will pay the costs of communication between the Territory Center and the Central Reservation System, as provided in Paragraph 4.5.

     5.7   COMPANY MARKETING CONTRIBUTIONS.  As described in Paragraph 4.6
           -------------------------------
hereof, Master Licensee will pay to Company the Company Marketing Contribution, payable concurrently with its monthly payment of Company Continuing Fees, in an amount equal to one-half of one percent (0.5%) of the monthly Gross Room Revenues of each Unit operating in the Territory during the preceding month.

     5.8   TRANSFER FEE.  If Master Licensee obtains Company's prior written
           ------------
approval of the transfer of this Agreement or a controlling ownership interest in Master Licensee pursuant to Paragraph 14.2 hereof, then Master Licensee shall pay to Company on or before such transfer a transfer fee in an amount equal to Sixty Thousand Dollars ($60,000), or the Renewal Fee paid prior to the transfer if it occurs during a Renewal Term.

     5.9   RENEWAL FEE.  If Company accepts Master Licensee's request for a
           -----------
Renewal Term for this Agreement pursuant to Paragraph 2.3 hereof, then Master Licensee shall pay to Company a "Renewal Fee" in an amount of Three Hundred Thousand Dollars ($300,000).

     5.10  TERMINATION AND SIMILAR FEES.  Master Licensee shall pay to Company
           ----------------------------
one-third (1/3) of any and all actual damages (and any other amounts) awarded by a court or an arbitrator, termination fees, liquidated damages and negotiated settlement amounts that are paid to Master Licensee by a Franchisee or Area Franchisee by reason of the early termination of one or more Franchise Agreements by such Franchisee, or one or more Area Agreements by such Area Franchisee. Master Licensee shall pay such amount to Company within thirty (30) days after receipt thereof and shall be net of Master Licensee's documented and reasonable costs of collection (including attorneys' fees). Company shall not be paid any portion of Initial Franchise Fees recovered from Units designated to be part of the first thirty (30) Units on which no Company Initial Fees are payable.

     5.11  INTEREST ON LATE PAYMENTS.  All fees and other payments due under
           -------------------------
this Agreement shall bear interest from and after the due date at an annual rate of four percent (4%) over LIBOR. Master Licensee shall pay any withholding tax due as a result of interest accrued hereunder and shall also pay such additional amount to Company as may be necessary in order that the actual amount received after such withholding shall equal the amount that would have been received if such withholding were not required.

     5.12  WITHHOLDING TAXES.  If payments due under this Agreement are subject
           -----------------
to withholding or other income taxes under applicable Legal Requirements or U.S. laws, the withholding party will promptly deliver to the other party receipts of tax authorities for all taxes paid or withheld. Master Licensee shall use its reasonable commercial endeavors to take all steps required by Company to enable Company to obtain any tax credit, exemptions or refunds which may be due to Company with respect to any withholding or other taxes.

     5.13  CURRENCY AND PLACE OF PAYMENT.  All payments payable by Master
           -----------------------------
Licensee to Company under this Agreement shall be paid in Dollars, unless Company, at its option, permits or directs payment in another currency at the exchange rate required to purchase Dollars or such other currency prevailing on the date of remittance to Company at a bank of recognized international standing specified by Company (the "EXCHANGE RATE"). Master Licensee shall use its best efforts to assure that Company will be paid in Dollars. If Company directs payment in another currency, the costs of exchange from the currency of the Territory to the other currency in excess of the costs to convert Territory currency to Dollars may be deducted from the payment, provided that reasonable supporting documentation of such costs are provided to Company with the payment. If for any reason an amount is received in a currency other than Dollars without Company's direction or consent, Master Licensee's obligations under this Agreement shall be discharged only to the extent that Company may purchase Dollars with such other currency in accordance with normal banking procedures upon receipt of such amount. If the amount in Dollars which may be so purchased, after deducting any costs of exchange and any other related costs, is less than the relevant sum payable under this Agreement, Master Licensee shall immediately pay Company the shortfall. All payments shall be made to Company, net of all income and franchise taxes (except as otherwise described in Paragraph 5.12 herein), at Company's offices in Parsippany, New Jersey, U.S.A., or as otherwise specified in writing by Company.

     5.14  PAYMENT APPROVALS.  Master Licensee undertakes to use its best
           -----------------
efforts pursuant to Legal Requirements to obtain and maintain in full force and effect all governmental authorizations and approvals and to obtain or effect any new or additional governmental authorizations or approvals, as may be required or advisable in respect of Master Licensee's obligation to make payments in Dollars as required hereunder. In the event Master Licensee cannot make any payment in Dollars because any such authorization or approval is not available under applicable Legal Requirements or has been withdrawn for reasons other than the misconduct of Master Licensee, Company shall have the right in its sole discretion to: (a) require Master Licensee to pay Dollar amounts due through account(s) maintained by Master Licensee in a country from which Dollar payments may be made; or (b) allow Master Licensee to suspend performance of its obligation to make payment in Dollars hereunder until such authorization or approval becomes available or is reinstated; provided, however, that during such suspension period (1) Master Licensee shall pay all amounts due and owing to Company under this Agreement in local currency to an account maintained by Company in the Territory and (2) Master Licensee may propose to Company countertrade transactions in respect of such local currency, which Company may accept or reject. As soon as possible after such authorization or approval becomes available or is reinstated Master Licensee shall resume making payments in Dollars hereunder. Notwithstanding the foregoing, if the suspension period referred to herein remains in effect for more than two (2) years, Company shall have the right, in its sole discretion, to terminate this Agreement upon ninety
(90) days written notice to Master Licensee without penalty or the obligation to purchase any Franchise Agreement.

                      ARTICLE 6: SYSTEM STANDARDS/MANUALS

     6.1   SYSTEM STANDARDS AND DEVELOPMENT OF TERRITORY SYSTEM STANDARDS
           --------------------------------------------------------------
MANUAL. (a) Master Licensee covenants that it shall comply with all System
------
Standards applicable to master licensees of Company and all Territory System Standards. Within fifteen (15) days after execution of this Agreement, Company shall furnish to Master Licensee a copy of the Travelodge U.S. System Standards manuals and other materials which are typically furnished to U.S. Travelodge System franchisees to familiarize such franchisees with the Travelodge System. Company may designate mandatory life safety, technology and other design features in System Standards even if not commonly found in lodging facilities in the Territory having the same rating. Master Licensee shall submit for review and approval by Company, at least ninety (90) days prior to the execution of the first Franchise Agreement for a Unit, and within one hundred and eighty (180) days after the Agreement Date proposed Territory System Standards. Master Licensee shall also submit simultaneously therewith for Company's review and approval a written quality assurance inspection and enforcement program. Company will notify Master Licensee in writing of Company's acceptance or rejection of such proposed Territory System Standards and programs, specifying the reasons for any rejections. Master Licensee shall make such changes specified by Company and resubmit the Territory System Standards and programs until approved by Company.

     (b) The Travelodge System, modified as hereinabove provided, shall be reflected in a development and operations manual (which may consist of one or more volumes) for the Territory containing Territory System Standards for the development and operation of Units (the "Territory System Standards Manual").
To the extent that Company modifies or enhances the System Standards as it deems appropriate from time to time, Master Licensee will modify the Territory System Standards and the Territory System Standards Manual to conform to such modifications and enhancements. Company from time to time may establish minimum standards for Units based on the System Standards and such other standards as Company deems appropriate for the commercial success of Units. These minimum standards may be enhanced by Master Licensee and Master Licensee shall develop and specify its own standards, provided that such standards shall be subject to Company's review and approval.

     (c) If Company specifies or identifies the use or acquisition of any particular brand, vendor, supplier or manufacturer of any good or service item as a necessary element of compliance with any System Standard, Master Licensee may, at its option, select an alternate brand, vendor, supplier or manufacturer for the affected item so long as the alternative item is at least the functional and qualitative equivalent of the item.

     6.2   MODIFICATION OF THE TERRITORY SYSTEM STANDARDS MANUAL. Company, in
           -----------------------------------------------------
its judg ment, may periodically deem it necessary or advisable to require that Master Licensee modify the Territory System Standards Manual to comply with changes in Company's System Standards for Units and Master Licensee will implement such modifications promptly after written notification from Company. In the event of a dispute relative to the contents or meaning of the Territory System Standards Manual, the version maintained by Company at its principal offices shall be controlling. In all Franchise Agreements that Master Licensee executes for the operation of Units, it will reserve such rights as are necessary to implement modifications to the Travelodge System and Territory System Standards Manual, as herein contemplated, to require Franchisees to comply therewith, and to preserve the confidentiality of the Confidential Information.


                               ARTICLE 7:  MARKS

     7.1   OWNERSHIP OF THE MARKS.  Company or the Marks Owner is the current
           ----------------------
owner of all rights in and to the Marks in the Territory and may transfer ownership of such marks to its Affiliate. Company will, or shall require the Marks Owner to, enter into that certain Trademark License Agreement with Master Licensee, the form of which is attached hereto as Exhibit D. Master Licensee acknowledges that neither Master Licensee, its Affiliates or Franchisees have any, nor will they acquire any, proprietary interest whatsoever in the Marks and that the rights of Master Licensee and Franchisees to use the Marks are derived solely from the Trademark License Agreement entered into between the Marks Owner and Master Licensee and are limited to the franchising of Units pursuant to and in compliance with this Agreement and applicable Territory System Standards prescribed in the Territory System Standards Manual. Unauthorized use of the Marks by Master Licensee or Franchisees shall constitute a breach hereof and an infringement of the rights of the Marks Owner in and to the Marks. All usage of the Marks by Master Licensee and Franchisees, and any goodwill established thereby, shall inure to the exclusive benefit of the Marks Owner. This Agreement does not confer any goodwill or ownership interests in the Marks upon Master Licensee or Franchisees. In addition to its obligations under Paragraph
7.5 hereof, Master Licensee will take all necessary steps to preserve the goodwill and prestige of the Marks. Master Licensee acknowledges that upon expiration or termination hereof, no monetary value shall be attributable to any goodwill associated with the use of the Marks by Master Licensee or Franchisees.

     7.2   REGISTRATION. As permitted by Legal Requirements, Company or the
           ------------
Marks Owner has registered some or all of the Marks in the Territory, or Company shall cause the Marks Owner to apply for registration of certain of the Marks, as indicated in Exhibit A and as specified in the Trademark License Agreement (the "PRINCIPAL MARKS") with the appropriate governmental agencies in the Territory and will bear the cost thereof. Neither Company nor the Marks Owner represent or warrant to Master Licensee that the unregistered Marks are registerable in the Territory. The Marks Owner shall pay for all costs associated with registration and renewal of the Marks in the Territory. Master Licensee will cooperate with the Marks Owner in obtaining Marks registrations. Company shall have the right to designate a supplemental or substitute trademark or trademarks to identify Units and such supplemental or substitute trademarks shall be included in the definition of Marks. In the event that any of the Principal Marks have been registered in the Territory by a third party prior to the Mark Owner's application for registration thereof, Company shall require the Marks Owner to exercise its commercially reasonable efforts to reach agreement with such third party which will allow the use of such Principal Mark by Master Licensee and Franchisees. As and when a new mark is added to the Travelodge System, Company will add such mark to marks unless (a) reserved for domestic use in the United States, or (b) Company determines in good faith that such mark is potentially infringing on the intellectual property of a third party in the Territory. Company will cause this Agreement and the Trademark License Agreement, or if possible, only a memorandum of this Agreement and the Trademark License Agreement, to be registered with the Mexican Industrial Property Registry at its expense. Company will undertake to modify and cancel such registration when necessary under Legal Requirements and consistent with actions or events occurring under this Agreement. Master Licensee will execute, at the time it executes this Agreement, an irrevocable power of attorney authorizing Company or its designee to take such actions.

     7.3   LICENSING OF FRANCHISEES. If and to the extent that Company
           ------------------------
reasonably determines that sublicensing of the Marks presents risks of diminution or loss of rights to the Marks under the Legal Requirements, the Marks Owner shall have the right to enter into a direct trademark license agreement with each Franchisee that operates a Unit. Master Licensee shall delete from Franchise Agreements that it enters into with Franchisees all relevant references to the Marks and the licensing or sublicensing thereof, except to incorporate such trademark license agreement and to provide for cross default provisions in both agreements. The Franchise Agreements and direct license agreements shall provide for payment of all mark royalties to Master Licensee and for the provision of all services of the licensor by Master Licensee in such a manner as to equate the economic substance of the transaction with the economic substance of a standard Franchise Fee arrangement described in
Article V hereof. The parties acknowledge that as of the Agreement Date, no such direct mark license is necessary or appropriate under Legal Requirements.

     7.4   REGISTRATION OF AUTHORIZED USER INSTRUMENTS. As permitted or required
           -------------------------------------------
by Legal Requirements, Company shall require the Marks Owner to execute separate instruments to enable Master Licensee to register with appropriate government agencies and departments the rights of

Master Licensee to use the Marks and the rights of Franchisees as authorized users of the Marks, and Master Licensee will exercise its best efforts to require such instruments to be registered with such government agencies and departments.

     7.5   INFRINGEMENTS. Master Licensee shall notify Company immediately of
           -------------
any infringement of or challenge to the use of any Mark within the Territory, or any claim of any rights in any Mark, or any confusingly similar trademark, within the Territory, of which Master Licensee becomes aware. Master Licensee shall exercise its best efforts to protect the Marks within the Territory and, upon written direction from the Marks Owner or Company, take such action as shall be necessary or advisable to protect and maintain the Marks. The Marks Owner shall pay all costs including but not limited to costs of investigations, consultations and administrative, judicial and arbitration proceedings, relating to maintenance and protection of the Marks in the Territory, up to a maximum amount of Six Hundred Thousand Dollars ($600,000). If the expense of protecting the Marks from infringement exceeds such amount, and the Marks Owner elects not to proceed, Master Licensee may proceed in the Marks Owner's stead, at Master Licensee's own expense. Master Licensee may recover its actual, reasonable and necessary costs of prosecuting an infringement action by applying such costs as a credit against fifty percent (50%) of the Company Continuing Fees thereafter accruing under this Agreement until the credit is exhausted.

     7.6   USE OF THE MARKS.  Master Licensee shall use commercially reasonable
           ----------------
efforts to require Franchisees to use only the Marks to identify their Units. Master Licensee and Franchisees shall not incorporate any Mark as part of any corporate or entity name or with any prefix, suffix or other modifying trademarks, logos, words, terms, designs or symbols, or in any modified form, or use any Mark in connection with the sale of any unauthorized product or service or in any other manner not expressly authorized under this Agreement or Franchise Agreements approved by Company. Master Licensee and Franchisees shall display the Marks and give notices of trademark registrations in the manner prescribed in the Territory System Standards Manual and obtain such licenses, permits and authorizations relating thereto as may be necessary or advisable under applicable Legal Requirements. A Franchisee may incorporate a Mark and a geographic designator as its trade name for its Unit.

     7.7   LOCAL MARKS.  Master Licensee may develop or acquire one or more
           -----------
Local Marks, to be used in connection with the franchising and operation of Units in the Territory. Prior to the development or acquisition of a proposed Local Mark, Master Licensee shall submit to Company a written proposal containing complete information regarding the Local Mark. If Company does not reject such Local Mark within ninety (90) days of receipt of Master Licensee's written proposal, it shall be deemed approved. Master Licensee grants to Company, the Marks Owner and other Travelodge System licensees and franchisees a perpetual, non-exclusive, world-wide and royalty-free license to use all approved Local Marks in connection with the operation of the Travelodge System.

                        ARTICLE 8: INSURANCE OBLIGATION

     Master Licensee shall at all times during the Term maintain in force, at its sole expense, comprehensive public liability or commercial general liability, innkeeper liability, product liability, motor vehicle liability and alcoholic beverage liability insurance against claims for bodily and personal injury, death and property damage caused by or occurring in conjunction with the conduct of business by Master Licensee, Area Franchisees and Franchisees pursuant to this Agreement. Such insurance coverage shall be maintained under one or more policies of insurance containing minimum liability coverage of One Million Five Hundred Thousand Dollars ($1,500,000.00) per occurrence. Master Licensee shall also purchase and maintain worldwide insurance coverage providing for the defense of claims brought against Company and its Affiliates outside the Territory that arise in connection with personal injuries or property damage suffered in connection with any action or inaction on the part of Master Licensee, any Area Franchisee, any Franchisee or at any Unit, having minimum liability protection of Four Million Dollars ($4,000,000.00) per occurrence. All such insurance policies shall be issued by an insurance carrier or carriers reasonably acceptable to Company. All such liability insurance policies shall name Company and the Marks Owner as additional insureds, shall contain a waiver of the insurance company's right of subrogation against Company and the Marks Owner and shall provide that each such entity will receive thirty (30) days prior written notice of termination, expiration or cancellation of any such policy. Company may increase the minimum liability protection requirement annually to reflect inflation and other relevant factors. Further, Company may require, at any time, on reasonable prior notice to Master Licensee, different or additional kinds of insurance to reflect inflation, changes in standards of liability or higher damage awards in innkeeper, public, product or motor vehicle liability litigation or other relevant changes in circumstances. Master Licensee shall submit to Company annually a copy of the certificate of or other evidence of the renewal or extension of each such insurance policy. If Master Licensee fails or refuses to maintain required insurance coverage, or to furnish satisfactory evidence thereof, Company, at its option and in addition to its other rights and remedies hereunder, may obtain such insurance coverage on behalf of Master Licensee and Master Licensee shall fully cooperate with Company in its effort to obtain such insurance policies, promptly execute all forms or instruments required to obtain or maintain any such insurance, allow any inspections of any Units which are required to obtain or maintain such insurance and pay to Company, on demand, any costs and premiums incurred by Company in this regard. Master Licensee's obligation to obtain and maintain the insurance described herein shall not be limited in any way by reason of any insurance maintained by Company, nor shall Master Licensee's performance of such obligations relieve Master Licensee of any obligations under Paragraph 10.2 of this Agreement.


                     ARTICLE 9:  CONFIDENTIAL INFORMATION

     Company possesses confidential information which shall be furnished to Master Licensee and designated at or before the time of disclosure as confidential (hereinafter referred to as the "CONFIDENTIAL INFORMATION"). Company and Master Licensee agree that the Confidential

Information shall be used by Master Licensee only in the operation and franchising of Units and shall not be disclosed to others, provided that disclosure of Confidential Information by Master Licensee to its Franchisees in the Territory shall be deemed authorized disclosure. Master Licensee: (a) shall not use the Confidential Information in any other business or capacity; (b) shall maintain the confidentiality of the Confidential Information during and after the Term and shall not disclose the Confidential Information to its shareholders or any natural or legal person that is not (1) an employee of Master Licensee or of an Affiliate; or (2) a party to or bound by this Agreement or a Franchise Agreement which is issued pursuant to this Agreement; (c) shall not make unauthorized copies of any portion of the Confidential Information disclosed in written, videotape or other form; and (d) shall adopt and implement all reasonable procedures prescribed from time to time by Company to prevent unauthorized use or disclosure of the Confidential Information. Notwithstanding anything to the contrary contained in this Agreement, the restrictions on Master Licensee's disclosure and use of the Confidential Information shall not apply to the following: (x) information, concepts, methods, procedures or techniques which are or become generally known in the lodging facility business in the Territory, or known to Master Licensee, other than through disclosure (whether deliberate or inadvertent) by Master Licensee; (y) the disclosure of the Confidential Information in judicial or administrative proceedings to the extent that Master Licensee is legally compelled to disclose such information, provided Master Licensee shall have used its best endeavors to obtain, and shall have given Company written notice of the disclosure demand promptly after it is given to Master Licensee, so that Company may seek an assurance satisfactory to Company of confidential treatment for the information required to be so disclosed; and (z) Master Licensee's consultants, advisors and professionals reviewing such information who are subject to appropriate confidentiality and disclosure restrictions or who agree to maintain the confidentiality of such information in accordance with the terms hereof. Master Licensee will require its directors, officers, employees, agents and Franchisees to maintain the confidentiality of all Confidential Information of the Travelodge System and to agree not to use Confidential Information in any business or commercial activity other than the operation of Units pursuant to this Agreement. Company will treat information provided by Master Licensee and designated as confidential at the time of disclosure with the same undertaking of confidentiality as required for Master Licensee with respect to Confidential Information, and subject to the same exceptions.


           ARTICLE 10:  RELATIONSHIP OF THE PARTIES/INDEMNIFICATION

     10.1  INDEPENDENT CONTRACTORS.  Company and Master Licensee are and shall
           -----------------------
be independent contractors and nothing herein is intended to make either party a general or special agent, legal representative, subsidiary, joint venturer, partner, fiduciary, employee or servant of the other for any purpose. Master Licensee will indicate its status as an independent contractor. Neither Company nor Master Licensee shall make any express or implied agreements, guaranties or representations, or incur any debt, in the name of or on behalf of the other or represent that their relationship is other than a franchise relationship, and neither Company nor Master Licensee shall be obligated by or have any liability under any agreements or representations made by the other, nor shall Company be obligated for any damages to any person or property directly or indirectly arising out of the operation of a Unit, including that which is caused by the negligent or willful action or failure to act of Master Licensee, Affiliates or Franchisees.

     10.2  MASTER LICENSEE'S INDEMNIFICATION OF COMPANY AND THE MARKS OWNER.
           ----------------------------------------------------------------
Master Licensee will indemnify and hold Company and the Marks Owner harmless against, and will reimburse Company and the Marks Owner, and their respective officers, directors, employees, agents and affiliates (collectively, the "INDEMNITEES") for any loss, liability or damages (actual or consequential) or taxes imposed by any Mexican governmental entity (other than income and withholding taxes imposed on amounts paid by Master Licensee to Company), and all reasonable costs and expenses of defending any claim brought or tax levied against any one or more of the Indemnitees in any judicial, administrative or arbitration proceeding in which any one or more of the Indemnitees is named as a party, which any Indemnitee may suffer, sustain or incur by reason of, arising from or in connection with the ownership, development, operation or franchising of Units by Master Licensee or Franchisees, except to the extent any such claim arises out of the grossly negligent, reckless or intentional acts or omissions of Company or the affected Indemnitee. Company will give Master Licensee prompt written notice of any such claim made against any Indemnitee and to offer Master Licensee a reasonable opportunity to assume the defense thereof. The indemnities and assumptions of liabilities and obligations herein shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement, provided that the cause of action accrues during the Term or in connection with post-termination obligations of Master Licensee.

     10.3  SPECIAL INDEMNITY.  Company will indemnify, defend and hold Master
           -----------------
Licensee harmless, to the fullest extent permitted by law, from and against all losses and expenses incurred by Master Licensee (including actual and consequential damages) in any action or claim alleging that the use of the System in the Territory and any property Company licenses to Master Licensee is an infringement of a third party's rights to any trade secret, patent, copyright, trademark, service mark or trade name. Master Licensee will promptly notify Company in writing when it becomes aware of any alleged infringement or an action is filed against Master Licensee. Master Licensee will cooperate with the defense and resolution of the claim. Company may resolve the matter by obtaining a license of the property for Master Licensee at Company's expense, or by requiring that Master Licensee discontinue using the infringing property or modify its use to avoid infringing the rights of others, provided that such discontinuance or modification does not materially and adversely affect the conduct of the franchising business in the Territory. The indemnities herein shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement, provided that the cause of action accrues during the Term.

     10.4  COMPANY'S INDEMNIFICATION OF MASTER LICENSEE.  Company will indemnify
           --------------------------------------------
and hold Master Licensee harmless against, and will reimburse Master Licensee, and its officers, directors, employees, agents and affiliates (collectively, the "INDEMNITEES") for any loss, liability or damages (actual or consequential) or taxes (other than income and withholding taxes imposed on amounts paid by Company to Master Licensee), and all reasonable costs and expenses of defending any claim brought or tax levied against any one or more of the Indemnitees in any judicial, administrative or arbitration proceeding brought by a third party not affiliated with Master Licensee against the Indemnitee in which any one or more of the Indemnitees is named as a party, which any Indemnitee may suffer, sustain or incur by reason of, arising from or in connection with personal injuries and property damage attributable to Company's negligence, except to the extent any such claim arises out of the grossly negligent, reckless or intentional acts or omissions of or the affected Indemnitee. The Indemnitee must give Company prompt written notice of any such claim made against any Indemnitee and to offer Company a reasonable opportunity to assume the defense thereof. The indemnities herein shall continue in full force and effect subsequent to and notwithstanding the expiration or termination of this Agreement, provided that the cause of action accrues during the Term.

                       ARTICLE 11:  FRANCHISE AGREEMENTS

     11.1  FRANCHISE AGREEMENTS UTILIZED BY MASTER LICENSEE.  The form of
           ------------------------------------------------
Franchise Agreements used by Master Licensee to grant franchises to Franchisees for the operation of Units shall be substantially in the form of Exhibit H to be attached hereto, or such other form as shall be approved or supplied by Company, in its sole discretion. Company shall supply the U.S. standard form unit franchise agreement to Master Licensee and Master Licensee shall modify such agreement to conform to Legal Requirements and other commercially necessary requirements. Among other things, Master Licensee will use Spanish as the language for all Franchise Agreements, provided that Master Licensee shall provide an English language master form and an English language translation of all material modifications to the master form used in a particular transaction. Master Licensee shall adhere to the fee structure used by Company in Company's U.S. standard form unit franchise agreement (that is, application fee, initial franchise fee, reservation fee, continuing fees and marketing fund contributions) to the extent permitted by local law; provided that Master Licensee shall have complete discretion to establish the amount of such fees. Master Licensee shall promptly notify Company of any variations from such fee structure and shall report to Company all Franchise Fees and all other fees, payments, rentals, compensation or other consideration paid by its Franchisees and Affiliates. If a form of Franchise Agreement is approved in writing by Company, Master Licensee will make or permit no material changes or modifications to the approved form Franchise Agreement without the prior written consent of Company. A copy of each executed Franchise Agreement and any ancillary documents between Master Licensee and its Franchisees and Affiliates shall be provided to Company within ten (10) days after execution of the Franchise Agreement. All non-material and Company approved material changes or modifications from the approved form Franchise Agree ment shall be "blacklined" by Master Licensee when submitted to Company.

     11.2  TERMINATION/EXPIRATION OF FRANCHISES.  Upon the termination or
           ------------------------------------
expiration of a franchise for the operation of a Unit, Master Licensee shall require the Franchisee, to the extent permissible by law, to promptly and expeditiously: (a) either vacate the premises or modify the premises and operation of the Unit operated by the former Franchisee to remove its identification as a Unit, and refrain from any use, in any manner or for any purpose, of the Marks or the Travelodge System; (b) deliver to Master Licensee all copies of the Territory System Standards Manual and all other materials relating to the Travelodge System which Master Licensee or Company have designated Confidential Information; and (c) deliver to Master Licensee or provide evidence of complete destruction of all signs, advertising materials, forms and other materials containing the Marks or otherwise identifying or relating to Units. Each Franchise Agreement shall provide that in the event this Agreement terminates pursuant to Paragraph 15. 1, the Franchisee shall attorn to and accept Company or its designee, and their successors and assigns as the successor in interest to Master Licensee, and, that the Franchisee or the successor in interest to Master Licensee may terminate the Franchise Agreement without penalty or compensation to the other party upon six months prior written notice given after the third and before the fourth anniversary of the effective date of termination of this Agreement.

     11.3  ENFORCEMENT, INSPECTION AND ASSISTANCE BY MASTER LICENSEE. Master
           ---------------------------------------------------------
Licensee shall strictly enforce each and every Franchise Agreement for a Unit and shall require that Franchisees strictly comply with all of the terms and conditions of such Franchise Agreements. Master Licensee shall demand Franchisee compliance with all Territory System Standards and shall diligently and continuously supervise and monitor the operation of all Units operated by Franchisees, including, without limitation, periodically inspecting Units for compliance with Quality Standards, preparing quality assurance inspection reports, furnishing assistance to Franchisees and Unit managers to correct deficiencies in operations or capital items, conducting follow-up inspections, diligently enforcing Franchisee reporting and payment obligations, auditing Franchisees to assure proper record-keeping and Gross Room Revenue reporting, assisting Franchisees to transfer ownership of their Units and franchises and, when necessary, terminating franchises and enforcing termination and post-termination rights against non-complying Franchisees. Master Licensee must issue a notice of default or similar formal notice of non compliance if a Franchisee's account is more than sixty (60) days past due. Either Master Licensee or Company may suspend reservation system service to any Unit in default under this Agreement or its Franchise Agreement. Company will consult with Master Licensee before suspending reservation system service to a Unit operated by a Franchisee that is not Master Licensee or an Affiliate. Master Licensee must terminate a Franchise Agreement (or the franchise granted thereunder), subject to Legal Requirements, if the default is not cured or a reasonable plan to cure (under which the default is cured within 120 days after the date the original cure period expires) is not adopted with Master Licensee's consent within ninety (90) days after the notice to cure is sent by Master Licensee. Master Licensee's enforcement obligations under each Franchise Agreement must include the pursuit of legal remedies available under local law and cooperation with Company if Company seeks enforcement of any Franchise Agreement on behalf of Company and Master Licensee, provided that the required payment or performance of the Franchisee must be at least 180 days past due before either Company or Master Licensee initiates legal proceedings, except in the cases of (i) imminent danger to guest health and safety, (ii) marks infringement, (iii) breach of confidentiality, or (iv) unauthorized transfers and assignments. In addition, Master Licensee shall require, and strictly enforce the requirement, that each Unit be equipped with a battery-operated or hard-wired smoke and fire alarm system and secure guest room locking and building access system. Master Licensee shall further require, and strictly enforce the requirement, that each Unit comply with applicable local building and safety codes and insurance requirements.

     11.4  UNITS OPERATED BY AFFILIATES.  Master Licensee must enter into a
           ----------------------------
Franchise Agreement approved by Company with Master Licensee's Affiliate for each Unit operated by such Affiliate. Master Licensee will require each Unit operated by its Affiliates to comply strictly with the terms and conditions of the Franchise Agreement and with the Territory System Standards Manual. All Franchise Fees payable by Master Licensee's Affiliates will be deemed paid when due under their respective Franchise Agreements, whether or not received by Master Licensee, for the purpose of computing amounts due under Paragraphs 5.2, 5.3, 5.6, and 5.10.

     11.5  FRANCHISE SERVICES. All services and assistance to be provided to
           ------------------
Franchisees by the

Master Licensee under Franchise Agreements in connection with the development and operation of Units shall be provided by Master Licensee and such obligation of Master Licensee shall not be transferred, delegated or subcontracted to any other person or entity without Company's prior written approval, except to Affiliates of Master Licensee, provided that Master Licensee shall remain ultimately responsible for all necessary assistance and services to be provided Franchisees under the Franchise Agreement. Master Licensee acknowledges that Company's approval in such case will be subject to, among other things, a proper accounting of all Franchise Fees and other payments made by Franchisees for such services and assistance and provision for payment to Company of its allocable portion of such Franchise Fees or other payments by Franchisees as determined by Company in its sole discretion.

     11.6  GUEST ROOM REGISTRATION FORMS.  Master Licensee shall include in all
           -----------------------------
Franchise Agreements, and shall vigorously enforce by appropriate means, a requirement that all guest room registration forms utilized by Units of Master Licensee, Affiliates and Franchisees contain (a) an acknowledgment on the part of the guest that all claims arising out of the guest's stay at the Unit shall be brought in the courts of the Territory, and (b) a disclaimer of liability and responsibility on the part of Company and its Affiliates. Such acknowledgment and disclaimer shall be disclosed prominently in English and the official language of the appropriate political jurisdiction in which the Unit is located on each registration form, and shall be approved by Company prior to use.

                              ARTICLE 12: REPORTS

     Master Licensee shall furnish to Company:

     (a) within thirty (30) days after the end of each calendar month a report in the form prescribed by Company and signed by an officer of Master Licensee
(1) stating the Gross Room Revenues of and Franchise Fees and Franchise Marketing Contributions paid by each Unit during such month and calculation of Company Initial Fees, Company Continuing Fees, Company Reservation Fees, and Company Marketing Contributions; (2) a current list of all Franchisees by location and all Units under development, opened, closed and transferred to a different Franchisee during the month; and

     (b) such other reports and information relating to the operation of Units by Franchisees in such form and for such periods and at such times, as Company from time to time reasonably prescribes. Master Licensee will reserve sufficient rights, and will exercise reasonable diligence to obtain, all statements, reports and information from Franchisees which are required to comply with this Agreement.


                      ARTICLE 13:  INSPECTIONS AND AUDITS

     Company and its agents shall have the right at any time during regular business hours to inspect Master Licensee's headquarters and Units operated by Master Licensee's Affiliates and after reasonable notice to audit the books and records of any such Unit and relevant books and records of Master Licensee and its Affiliates. Master Licensee hereby authorizes entry by Company and its agents to Master Licensee's headquarters and any Unit operated or owned by Master Licensee or an Affiliate. Master Licensee and its Affiliates shall cooperate fully, and Master Licensee shall obligate Franchisees in the Franchise Agreements to cooperate fully, and use commercially reasonable efforts to promote and compel such cooperation, with representatives and agents of Company making inspections and audits of Franchisees' Units and shall permit representatives and agents of Company to take photographs, movies or videotapes of such Units, to interview employees thereof and to make copies of such books and records. Reasonable notice shall be given three (3) business days in advance of the scheduled arrival date.

                           ARTICLE 14:  ASSIGNMENTS

     14.1  ASSIGNMENT BY COMPANY. Company may assign this Agreement without
           ---------------------
restriction provided that the assignee succeeds to all of the rights and obligations of Company hereunder. Company will give Master Licensee written notice of any assignment of this Agreement, other than a collateral assignment, after which the assignee shall have sole responsibility for performance of the Licensor's duties and responsibilities under this Agreement. Company shall then be liable only for its obligations arising under this Agreement prior to the assignment.

     14.2  ASSIGNMENT BY MASTER LICENSEE.  Master Licensee acknowledges that the
           -----------------------------
rights and duties created by this Agreement are personal to Master Licensee and that Company has entered into this Agreement on the basis of the collective character, business ability and financial capacity of Master Licensee and its owners. Neither this Agreement (or any interest in it), any material assets of Master Licensee or material portion thereof that are used in the franchising business of Master Licensee, nor any controlling ownership interest (as defined below) in Master Licensee may be voluntarily or involuntarily, directly or indirectly, sold, assigned or otherwise transferred by Master Licensee or its owners, without the prior written approval of Company, whether by merger, consolidation, reorganization, issuance or redemption of capital stock or other corporate action, which approval will not be unreasonably withheld. Any sale, assignment or transfer without such approval shall constitute a breach hereof and convey no rights to or interest in this Agreement; provided, however, if Master Licensee is a public company, then Company's prior written approval shall be required only for the sale, assignment or other transfer of this Agreement. Master Licensee shall be required to pay to Company the transfer fee specified in Paragraph 5.8 for any sale, assignment or other transfer of this Agreement or a "CONTROLLING OWNERSHIP INTEREST" in Master Licensee, meaning fifty percent (50%) or more of the voting equity of Master Licensee. However, transfer of a controlling ownership interest shall de deemed not to occur, and neither consent from Company nor payment of any Transfer Fee is required (i) if Master Licensee or the Guarantor sells voting equity interests in Master Licensee to the public, then Company shall have the right to require Master Licensee to pay Company the transfer fee specified in Paragraph 5.8 only if, Master Licensee or the Guarantor sells voting equity interests in Master Licensee through an initial public offering or one or more additional public offerings such that (x) either Guarantor shall no longer own a thirty-five percent (35%) controlling ownership interest in Master Licensee, and (y) no entity shall own, together with its Affiliates, more than thirty-five percent (35%) of the ownership of Master Licensee, or (ii) in respect of the purchase and sale of all or less than all of the equity interests in Master Licensee between Chartwell Mexico Corp. or an Affiliate on one part, and Desarrolladora Y Operadora De Hoteles Piasa, S.A. de C.V. or an Affiliate on the other part.

     14.3  ASSIGNMENT TO AN AFFILIATE. Master Licensee shall have the right to
           --------------------------
assign its rights and obligations under this Agreement to an Affiliate, which assignment shall be permitted upon delivery of written notice to Company. Such assignment shall also be conditioned upon: (a) the execution and delivery to Company of a written instrument of assignment acceptable to Company; (b) Master Licensee's guaranty of all obligations of such assignee under this Agreement, substantially in the form attached hereto as Exhibit B; (c) the assignee's execution and delivery to Company of a written certificate that it has, as of five (5) days prior to the assignment, and will maintain during the Term, the insurance coverage specified in Article 8 hereof and the minimum requirements for net worth and liquid capital determined by Company in its reasonable discretion; and (d) the assignee's execution and delivery to Company of an officers' certificate within thirty (30) days prior to the date of transfer giving to Company representations and warranties with regard to the transferee identical in form to Master Licensee's representations and warranties in Paragraph 2.5 and making the statements set forth in the officers' certificate that Master Licensee shall deliver upon signing of this Agreement, except that the assignee's officers' certificate shall provide additional information concerning any and all lines of business conducted by the assignee and its affiliates.


                           ARTICLE 15:  TERMINATION

     15.1  BY COMPANY. Company may terminate this Agreement, effective upon
           ----------
delivery of written notice of termination to Master Licensee in the event that:
(a) Master Licensee violates Paragraph 14.2 by making an assignment without Company's approval; (b) Master Licensee suffers any bankruptcy, examinership, or receivership proceeding that is not dismissed within sixty (60) days after filing, any liquidation, dissolution, insolvency, or experiences an inability to pay debts as they become due or winding up of Master Licensee; (c) at any time Master Licensee fails to meet the Development Schedule and Company is authorized to terminate as provided in Paragraph 3.1 hereof; (d) Master Licensee or any of its principal executive officers or managing directors is convicted of a felony or serious misdemeanor involving moral turpitude and carrying a maximum sentence of one year; (e) substantially all of the assets of Master Licensee or any Affiliate are condemned, expropriated or otherwise taken over by a governmental authority and not recovered by Master Licensee within one year; (f) an audit performed by or on behalf of Company reveals a material misrepresentation by Master Licensee of any accounting or financial information, or information regarding quality assurance or marketing programs, or reservation system operations; (g) Master Licensee or any Affiliate challenges the validity of the Marks or Company's or the Marks Owner's rights to or ownership of the Marks; (h) (intentionally deleted); (i) Master Licensee, Guarantor or any of their respective principal owners has made any material misrepresentation or omission to Company in the Master License application; or (j) Master Licensee breaches any other material provision of this Agreement or of the exhibits hereto and does not cure such breach, or furnish evidence of diligent and continuing action undertaken by Master Licensee to cure such breach, within ninety (90) days after written notice of such breach is delivered to Master Licensee.

     15.2  BY MASTER LICENSEE.  Master Licensee shall have the right to
           ------------------
terminate this Agreement if Company materially breaches any material provision of this Agreement and does not cure such breach or furnish evidence of diligent and continuing action undertaken by Company to cure such breach, within ninety
(90) days after written notice of such breach is delivered to Company.

     15.3  IN THE EVENT OF WAR.  If war is declared by the government of the
           -------------------
Territory or armed hostilities exist which render all or a substantial part of the Territory uninhabitable or unsafe for travel: (a) so long as all sums payable to Company pursuant to this Agreement are paid as and when they come due, this Agreement shall continue in full force and effect; (b) if as a result of such war or armed hostilities any sum due Company hereunder is not paid when due, either party (the "SUSPENDING PARTY") may, upon giving the other party at least ninety (90) days written notice, suspend performance of its obligations hereunder until such war or hostilities have ceased; provided, however, that
                                                     --------
Master Licensee shall remain liable for the amount of any payment it failed to make prior to the date on which suspension takes effect; and (c) within ninety
(90) days after such war or hostilities have ceased, the suspending party shall give the other party notice of its intention to either resume performance of its obligations hereunder or terminate this Agreement, whereupon the suspending party shall resume its performance or this Agreement shall terminate. During the suspension period, Master Licensee shall use diligent efforts to discontinue use and display of the Marks by itself and Franchisees.

      ARTICLE 16:  RIGHTS AND OBLIGATIONS UPON TERMINATION OR EXPIRATION

     16.1  PAYMENT OF AMOUNTS DUE TO COMPANY. Upon termination or expiration of
           ---------------------------------
this Agreement, Master Licensee will pay to Company all Company Initial Fees, Company Continuing Fees, Company Marketing Contributions and any other amounts due Company at the date of such termination or expiration which are unpaid. Such payments shall be made within thirty (30) days after the amounts due Company are determined in accordance herewith. Master Licensee shall contemporaneously with such payments furnish a complete accounting of all Company Initial Fees, Company Continuing Fees, Company Marketing Contributions and any other amounts due Company.

     16.2  CHANGE OF IDENTIFICATION.  After the expiration of this Agreement or
           ------------------------
its termination pursuant to Paragraph 15.1, if Company so directs, Master Licensee shall promptly and expeditiously undertake, and require Franchisees and Area Franchisees to promptly and expedi tiously undertake (including without limitation the commencement and diligent prosecution of judicial and arbitration proceedings against Franchisees), all reasonable efforts to promptly and expeditiously: (a) cease all use of the Marks at all Units, and thereafter refrain from identifying any lodging facility as a current or former Unit or franchisee of, or otherwise associated with, Company, and refrain from any other use of the Marks, or any colorable imitation thereof, in any manner or for any purpose; (b) remove all signs and sign faces from both the interior and exterior of all Units; (c) deliver to Company all copies in the possession of Master Licensee, Area Franchisees and Franchisees of the Territory System Standards Manual, all other manuals and materials relating to the Travelodge System and all advertising materials, forms, and other materials containing the Marks or otherwise identifying or relating to a Unit; (d) cease using room supplies, printed materials, linens, credit card imprinters and other items bearing the Marks; (e) take such action as may be required to change its legal name to another name not using the words "Travelodge," Thriftlodge or equivalent words in the language of the Territory or otherwise confusingly similar to "Travelodge" or "Thriftlodge," and shall cancel all fictitious name or equivalent authorizations relating to use by Master Licensee, Area Franchisees and Franchisees of the Marks and file with the appropriate government agencies and departments instruments terminating registered user rights of Master Licensee, Area Franchisees and Franchisees; and (f) furnish to Company, within ninety (90) days after the effective date of termination or expiration, evidence reasonably satisfactory to Company of compliance by Master Licensee, Area Franchisees and Franchisees with the foregoing obligations. Notwithstanding the foregoing, clauses (a), (b), (c), (d), (e) and (f) of this Paragraph 16.2 shall not apply to Area Franchisees and Franchisees with respect to whose Area Agreements and Franchise Agreements Company exercises its option pursuant to clause (a) of Paragraph 16.5 hereof. If this Agreement is terminated in accordance with Paragraph 15.2 above, Master Licensee and its Affiliates may continue to use the Marks and the Territory System Standards in effect at the time of termination until the earlier to occur of four (4) years thereafter or thirty (30) days after Master Licensee's written notice of discontinuance of use thereof without any obligation to pay Company any Company Continuing Fees during such period. Master Licensee may during such period continue to participate in system-wide marketing programs and obtain reservation system services if it continues to pay the Company Marketing Contributions and reservation system fees due hereunder.

     16.3  DISCONTINUANCE OF USE OF TRAVELODGE SYSTEM. Upon termination or
           ------------------------------------------
expiration of this Agreement, except as noted above in Paragraph 16.2, Master Licensee and Affiliates shall immediately cease to use in any business or otherwise any portion of the Travelodge System, including the Confidential Information to the extent commercially feasible.

     16.4  COVENANT NOT TO COMPETE. Except as otherwise provided herein, if
           -----------------------
prior to its expiration: (a) this Agreement is terminated by Company in accordance with the provisions of Paragraph 15.1 hereof, or (b) this Agreement is terminated by Master Licensee other than in accordance with Paragraph 15.2 hereof, for a period of one (1) year, commencing on the effective date of termination, Master Licensee shall not engage in, assist, own a beneficial interest in or otherwise participate in any direct or indirect capacity or manner in the development, ownership, operation, licensing, franchising, sponsoring, financing, consultation or like relationship in or with any motel, inn, hotel, suite or resort business with a two, three, four or five Star Rating located or operating within the Territory.

     16.5  RIGHTS UPON TERMINATION OR EXPIRATION. In addition to and not in lieu
           -------------------------------------
of the parties' rights and obligations under Paragraphs 16.1, 16.2, 16.3 and
16.4 hereof, upon termination or expiration of this Agreement, at the option of Company, exercised by giving written notice to Master Licensee prior to termination or expiration in the case of (a) below and within ten (10) days after termination, Company shall have the following rights to acquire, as provided in Paragraphs 16.7 and 16.8, this Agreement, the Trademark License Agreements, the Software License Agreements, the Area Agreements, Franchise Agreements and operating assets of Master Licensee relating to this Agreement:

     (a) Master Licensee shall assign to Company or its designee without payment of a fee to Company all of its rights under this Agreement, the Software License Agreement, the Trademark License Agreement, and any approval, registration, authorization or filing with any governmental authority in the Territory and held or made in the name of Master Licensee, or the Licensee under the Trademark License Agreement, whereupon Company (or its designee) shall expressly assume the obligations of Master Licensee under this Agreement, of the Licensee under the Software License Agreement and the Trademark License Agreement, and as required under the governmental authorizations described above;

     (b) Upon tender of the payment described in Paragraph 16.7, Master Licensee shall assign to Company or its designee the Area Agreements, Franchise Agreements and Software License Agreements for Units operated by Franchisees whereupon Company shall expressly assume the obligations of Master Licensee under such Agreements; and

     (c) Upon tender of the payment described in Paragraph 16.8, Master Licensee shall sell to Company or its assignee the operating assets of its business relating to this Agreement and the rights granted to Master Licensee hereunder (other than land, buildings or premises occupied or used in connection with the performance of Master Licensee's obligations under this Agreement) as selected by Company in its sole discretion (hereinafter the "PURCHASED ASSETS"), using instruments of assignment provided by Company at its expense.

     16.6  CLOSING. Company shall have at least ninety (90) days to prepare for
           -------
closing the transaction described in Paragraph 16.5, and all Franchise Agreements and Purchased Assets must either be transferred free and clear of any liens, charges and encumbrances, or the cost of clearing the liens, charges and encumbrances on the Franchise Agreements and Purchased Assets will be deducted from the amounts due to Master Licensee under Paragraphs 16.7 and 16.8. Master Licensee shall take any and all actions as may be required by the Legal Requirements, and shall use its best efforts to obtain any governmental authorizations or approvals, to ensure the effectiveness of any assignment made hereunder, as between Master Licensee and Company and as against all third parties, including without limitation, Franchisees.

     16.7  PRICE FOR ASSIGNMENT OF FRANCHISES.  The payment to be made by
           ----------------------------------
Company for the assignments provided for in Paragraph 16.5(a) hereof shall be the aggregate Area Continuing Fees and Continuing Franchise Fees (excluding Franchise Marketing Contributions and Reservation

Fees) paid to Master Licensee by Area Franchisees and Franchisees under the applicable Franchise Agreements for: (a) the last twelve (12) complete months preceding the date of expiration, if Company and Master Licensee are unable to agree on a development schedule for a Renewal Term, less the aggregate Company Continuing Fees paid and payable to Company for such period; or (b) the last twelve (12) complete months preceding the date of termination or expiration, in the event of a termination by Company pursuant to Paragraph 15.1 or Company's rejection of a request for renewal by Master Licensee if the conditions for renewal described in Paragraph 2.3 are not met, less the aggregate Company Continuing Fees paid to Company for such period. If Master Licensee terminates this Agreement other than in accordance with Paragraph 15.2, Company shall not be required to make any payment to Master Licensee under this Paragraph 16.7, in lieu of any damage claim that could be made by Company against Master Licensee for lost profits or Company Continuing Fees that would accrue after the termination. If Master Licensee terminates this Agreement in accordance with Paragraph 15.2, the amount of the payment to be made by Company under Paragraph 16.5(b) shall be determined first by informal dispute resolution as provided in Paragraph 17.8, and failing that, by arbitration as provided in Paragraph 17.9.

     16.8  PRICE FOR PURCHASED ASSETS.  The payment to be made pursuant to
           --------------------------
Paragraph 16.5(c) hereof for the Purchased Assets shall be equal to an amount established by mutual agreement of the parties. If the parties fail to reach an agreement on the purchase price for the Purchased Assets within forty-five (45) days after the date of termination, then either party may submit the matter to arbitration as provided in Paragraph 17.9.

     16.9  CONTINUING OBLIGATIONS. All obligations of Company and Master
           ----------------------
Licensee which expressly or by their nature survive the expiration or termination of this Agreement shall continue in full force and effect subsequent to and notwithstanding its expiration or termination and until they are satisfied or by their nature expire.

     16.10  EARLY TERMINATION BY MASTER LICENSEE.
            ------------------------------------

     (a)   AFFILIATE FRANCHISEES. If Master Licensee terminates this Agreement
           ---------------------
as provided in Paragraph 15.2, it may elect to continue or to terminate the operation of Units under any then existing Franchise Agreement with Affiliates. If Master Licensee elects to continue to operate Units as franchises under existing Franchise Agreements with Affiliates, it shall give Company written notice of such election together with its notice of termination of this Agreement. However, if the notice of election to terminate this Agreement is not accompanied by a notice of election to continue such Franchise Agreements in effect, then such Franchise Agreements shall automatically terminate concurrently with this Agreement.

     (b)   NON-AFFILIATE FRANCHISEES; CONTINUING AFFILIATES. If Master Licensee
           ------------------------------------------------
terminates this Agreement as provided in Paragraph 15.2, any Area Agreement or Franchise Agreement existing with Franchisees or Area Franchisees other than Affiliates, and Franchise Agreements with Affiliates that Master Licensee elects to continue in effect as provided in clause (a) of this

Paragraph 16.10, shall be automatically assumed by Company or its nominee, as the franchiser under such Area Agreements and Franchise Agreements. If any non-Affiliate Franchisee or Area Franchisee does not approve of Company's nominee to assume Master Licensee's obligations under such Franchise Agreements, it may elect to terminate its Agreement by written notice to Company delivered within thirty (30) days after the termination date of this Agreement. Non-Affiliate Franchisees or Area Franchisees shall not have the option to terminate or reject Company as the new franchisor. Any refunds owing to Franchisees or Area Franchisees from Master Licensee at the date of early termination of this Agreement shall remain the obligation of Master Licensee. Company or its assignee will hold Master Licensee harmless and indemnify Master Licensee for all costs and expenses incurred by Master Licensee in response to any claim by a Franchisee that is not an Affiliate of Master Licensee arising solely from the failure or default by Company or its assignee to perform its obligations under a continuing Franchise Agreement where such failure or default occurs after Company or its nominee assumes the Franchise Agreements.

                        ARTICLE 17:  GENERAL PROVISIONS

     17.1  SEVERABILITY.  Except as expressly provided to the contrary herein,
           ------------
each section, paragraph, term and condition of this Agreement shall be considered severable and if, for any reason, any provision of this Agreement is held to be invalid, contrary to, or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, arbitrator, agency or tribunal with competent jurisdiction in a proceeding to which Company is a party, that ruling shall apply only to the jurisdiction of such court, arbitrator, agency or tribunal and shall not impair the operation of, or have any other effect upon, such other terms and conditions of this Agreement as may remain otherwise intelligible, which shall continue to be given full force and effect and bind the parties hereto, although any provision held to be invalid shall be deemed not to be a part of this Agreement in such jurisdiction from the earlier of the date on which the time for appeal expires or receipt by Company or Master Licensee of a notice of non-enforcement thereof. Notwithstanding the foregoing, either party may terminate this Agreement if a provision is held invalid or unenforceable that materially and adversely affects the rights or obligations of the party, or substantially diminishes the fundamental benefits of this Agreement for the party.

     17.2  SUBSTITUTION OF VALID PROVISION. If, under any applicable and binding
           -------------------------------
law or rule, any provision of this Agreement is invalid or unenforceable, the parties shall modify such invalid or unenforceable provision to the extent required to be valid and enforceable. The parties agree to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which are held to be unenforceable in a final, unappealable ruling, or from reducing the scope of any promise or covenant to the extent required to comply with such ruling.

     17.3  FORCE MAJEURE.  Subject to Paragraph 15.3, neither Company nor Master
           -------------
Licensee
shall be liable for loss or damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from: (a) windstorms, rains, floods, earthquakes, typhoons, mudslides or other similar natural causes; (b) fires, strikes, embargoes, or riot; (c) legal restrictions; or (d) any other similar event or cause beyond the control of the party affected. Any delay resulting from any of such causes shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, except that no such cause other than a governmental or judicial order shall excuse payment of amounts owed at the time of such occurrence or payment of Company Continuing Fees, and other amounts due to Company subsequent to such occurrence. In the event of war or armed hostilities affecting the Territory, Paragraph 15.3 shall be controlling.

     17.4  CUMULATIVE REMEDIES. The rights of Company and Master Licensee
           -------------------
hereunder are cumulative and no exercise or enforcement by Company or Master Licensee of any right or remedy hereunder shall preclude the exercise or enforcement by Company or Master Licensee of any other right or remedy hereunder or which Company or Master Licensee is entitled by law to enforce. Neither party shall be liable to the other for any punitive, consequential or exemplary damages in any case or controversy arising under or relating to this Agreement or the relationship between the parties. Any unauthorized disclosure or use of the Travelodge System or Confidential Information shall be deemed to damage Company.

     17.5  ATTORNEYS' FEES. If a claim for amounts owed by Master Licensee to
           ---------------
Company is asserted in any proceeding before a court of competent jurisdiction or arbitrator, or if Company or Master Licensee is required to enforce this Agreement in a judicial or arbitration proceeding, the party prevailing in such proceeding shall be entitled to reimbursement of its expenses, including reasonable accounting and legal fees.

     17.6  GOVERNING LAW. This Agreement and the validity, performance,
           -------------
construction and effect of this Agreement shall be governed by the laws of the State of New Jersey, U.S.A., except for the New Jersey Franchise Practices Act and to the extent that the laws of the Territory may preempt New Jersey law.

     17.7  INTERPRETATION. The preambles to this Agreement are a part of this
           --------------
Agreement, which constitutes the entire agreement of the parties (all prior representations, negotiations and agreements being merged into this Agreement), and there are no other oral or written understandings or agreements between Company and Master Licensee relating to the subject matter of this Agreement. Except as otherwise expressly provided herein, nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any person or legal entity not a party hereto. References to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time. The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit or construe the contents of such sections or paragraphs. This Agreement shall be executed in one (1) or more counterparts, each of which shall be deemed an original. References to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time.

     17.8  INFORMAL DISPUTE RESOLUTION. Prior to filing any arbitration
           ---------------------------
proceeding pursuant to Paragraph 17.9, the party intending to file such a proceeding shall be required to notify the other party in writing of the existence and the nature of any dispute. Within fifteen (15) business days after the other party's receipt of such notice, the Chief Executive Officer or other senior executive officer of both Company and Master Licensee shall meet in New York, New York or by video conference, in order to attempt to resolve the dispute amicably. If such informal dispute resolution attempts prove to be unsuccessful, either party may initiate an arbitration proceeding as described in Paragraph 17.9.

     17.9  ARBITRATION.  All controversies, disputes or claims arising in
           -----------
connection with, from or with respect to this Agreement which are not resolved within fifteen (15) days after either party shall notify the other in writing of such controversy, dispute or claim, shall be submitted for arbitration to the New York, New York office of the International Chamber of Commerce under the commercial arbitration rules of the International Chamber of Commerce, with the arbitration proceeding to be conducted in New York, New York. UNCITRAL rules shall apply to enforcement of the award. The arbitrator shall have the right to award or include in his award any relief which is deemed proper under the circumstances, including without limitation, money damages (with interest on unpaid amounts from date due). The arbitrator shall issue a written opinion explaining the reasons for the decision and award. The award and decision of the arbitrator shall be conclusive and binding upon all parties hereto and judgment upon the award may be entered in any court of competent jurisdiction. The parties acknowledge and agree that any arbitration award may be enforced against either or both of them in a court of competent jurisdiction and each waives any right to contest the validity or enforceability of such award. The parties further agree to be bound by the provisions of any statute of limitations which would be otherwise applicable to the controversy, dispute or claim which is the subject of any arbitration proceeding initiated hereunder. Without limiting the foregoing, the parties shall be entitled in any such arbitration proceeding to the entry of an order by a court of competent jurisdiction pursuant to an opinion of the arbitrator for specific performance of any of the requirements of this Agreement. This provision shall continue in full force and effect subsequent to and notwithstanding expiration or termination of this Agreement.

     17.10  DELIVERY OF NOTICES AND PAYMENTS.  All notices, reports and other
            --------------------------------
information and supporting records permitted or required to be delivered by the provisions of this Agreement shall be delivered to:

COMPANY: TRAVELODGE HOTELS, Inc., 339 Jefferson Rd., Parsippany, New Jersey (U.S.A.) 07054; Attn: Executive Vice President and General Counsel, Fax: (201) 428-5269.


MASTER LICENSEE: CHARTWELL DE MEXICO, S.A. de C.V., Campos Eliseos No. 1, Piso 7, Col. Polanco 11560, Mexico D.F.; Fax: (525) 545-2312; with a copy to General Counsel,

Chartwell Leisure Inc., 065 Third Ave., New York, NY 10158 USA; Fax (212) 867-5475.

The address for notices may be modified from time to time by either party with notice to the other party. Company shall not be obligated to give any notice to any Affiliate or Franchisee, and notice to Master Licensee shall constitute sufficient notice to each Affiliate and Franchisee of Master Licensee to which such notice is applicable. Notices shall be deemed so delivered at the time delivered personally by the party giving same to the other party, and two (2) business days after sending by air courier service.

     17.11  WAIVER.  Company and Master Licensee may, by written instrument,
            ------
unilaterally waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver. Any waiver granted by either party shall be without prejudice to any other rights such party may have, will be subject to continuing review by that party, and may be revoked, in that party's sole discretion, at any time and for any reason, effective ten (10) days after delivery of written notice to the other party. Company and Master Licensee shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any custom or practice of the parties at variance with the terms hereof; any failure, refusal or neglect of Company or Master Licensee to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder, including, without limitation, any mandatory specification, standard or operating procedure; any waiver, forbearance, delay, failure or omission by Company or Master Licensee to exercise any right, power or option, whether of the same, similar or different nature, with respect to any other Travelodge facility; or the acceptance by Company of any payments from Master Licensee after any breach by Master Licensee of this Agreement.

     17.12  U.S. GOVERNMENT REGULATIONS.  Master Licensee shall not, without the
            ---------------------------
prior written consent of Company, disclose, sublicense or sell any of the information or rights it receives from Company under this Agreement to any person, or any government agency of any nation, if such disclosure, sublicense or sale would be regarded by any governmental agency or department of the U.S. as a breach of the Foreign Assets Control Regulations, 31 C.F.R. Section 500 et
                                                                             --
seq. (1988), or the Transaction Control Regulations, 31 C.F.R. Section 505 et
---                                                                        --
seq. (1988).  Master Licensee shall obtain a similar commitment from each of its
---
Franchisees. Master Licensee shall refrain from making any payments to third parties which would require Company to be in violation of the U.S. Foreign Corrupt Practices Act, 15 U.S.C. Sections 78dd-1, 78dd-2 (1988).

     17.13  MODIFICATIONS.  Modifications, amendments and supplements to this
            -------------
Agreement shall not be effective unless in writing and signed by duly authorized representatives of both parties. No such amendment, modification or supplement shall affect the liability of the Guarantors, and no prior approval of such Guarantors shall be required for such amendment, modification or supplement to be effective.

     IN WITNESS WHEREOF, the parties hereto have executed, sealed and delivered this Agreement in one (1) or more counterparts on the Agreement Date.

                                   COMPANY:

ATTEST:                            TRAVELODGE HOTELS, INC.


__________________________         By:____________________________
Title:____________________         Title:_________________________




                                   MASTER LICENSEE:

ATTEST:                            CHARTWELL DE MEXICO, S.A. DE C.V.



_________________________          By:__________________________
Title:___________________          Title:_______________________

                                ACKNOWLEDGEMENTS


Before me, the undersigned notary public, personally appeared
______________________________________, and ____________________________, to me
known, who executed this instrument in the capacities stated above as the free act and deed of CHARTWELL DE MEXICO, S.A. de C.V. at __________________________, _______________________, __________________________________.


(Notary Seal)

___________________________________
My Commission expires:___________________



Before me, the undersigned notary public, personally appeared
______________________________________ and ___________________________, to me
known, who executed this instrument in the capacities stated above as the free act and deed of TRAVELODGE HOTELS, INC. at Parsippany, Morris County, New Jersey, United States of America.


(Notary Seal)

__________________________________
My Commission expires:_________________________

                                   EXHIBIT A
                                   ---------

                                 LIST OF MARKS

                                 UNITED STATES
                                 -------------

MARK                                 REG. NO.        REG. DATE
----                              ---------------  --------------

Travelodge                              1,474,602  Jan. 26, 1988

Travelodge                              1,869,185  Dec. 27, 1994

Travelodge & Design                     1,879,457  Feb. 21, 1995

Travelodge & Design                     1,868,724  Dec. 20, 1994

Travelodge Preferred Traveler           1,213,615  Oct. 19, 1982

Thriftlodge                             1,539,812  May 16, 1989

Sleepy with Sleepy Bear Design            848,208  April 30, 1968

Sleepy Bear                             1,868,761  Dec. 20, 1994

Sleepy Bear Club                        1,895,437  May 23, 1995

Bear Silhouette Design                  1,006,905  March 18, 1975

Bear Silhouette                   App. 74/439,019  Sept. 23, 1993

Sleepy                            App. 74/647,861  Mar. 17, 1995

                             UNITED MEXICAN STATES
                             ---------------------

MARK                REG. NO.      DATE    CLASS
----               -----------  --------  -----

Sleepy Bear             357297   10/4/88     42

Bear Silhouette
   Design               450195   10/7/93     42

Bear Silhouette
   Device               491927   10/7/93     16

Sleepy Bear
   Device*            A-248806                3

Sleepy Bear
   Device*              516671  11/24/95     14

Sleepy Bear
   Device*             515,426  11/24/95

Sleepy Bear
   Device*              515429  11/24/95     16

Sleepy Bear
   Device*              515428  11/24/95     21

Sleepy Bear        Application
   Device*              248801  11/24/95     25

Sleepy Bear        Application
   Device*              248802  11/24/95     24

Sleepy Bear
   Device*              515427  11/24/95     27

*   Assignment in Progress


 Sleepy Bear
   Device*                    514829   12/4/95  28

Sleepy Bear
   Device*                    516669  11/24/95  34

Sleepy Bear
   Device*                    516669  11/24/95  42

Travelodge                    182325   4/16/74  42

Travelodge                    405525   2/11/92  24

Travelodge                    405526   2/11/92

Travelodge                    405527   2/11/92  33

Travelodge                    405525   2/11/92  32

Travelodge                    405717   2/12/92  16

Travelodge                    405167    2/7/92  30

Thriftlodge                   363997            42

*   Assignment in Progress

                                   EXHIBIT B
                        TO THE MASTER LICENSE AGREEMENT


                           GUARANTY AND ASSUMPTION OF
                         MASTER LICENSEE'S OBLIGATIONS
                         -----------------------------

     In consideration of and as an inducement to the execution by TRAVELODGE HOTELS, INC. ("Company") of that certain Master License Agreement for the United Mexican States (the "Agreement") with CHARTWELL DE MEXICO, S.A. DE C.V., a Mexican corporation ("Master Licensee"), the undersigned, (collectively, "GUARANTOR"), hereby jointly and severally, personally and unconditionally: (A) guarantees to Company and its successors and assigns, for the term of the Agreement and thereafter as provided in the Agreement, that Master Licensee shall punctually pay and perform each and every undertaking, agreement and covenant set forth in the Agreement; and (B) agrees to be personally bound by, and personally liable for the breach of, each and every provision in the Agreement.

     The undersigned waives:
a)  acceptance and notice of acceptance of the foregoing undertakings;
b) notice of demand for payment of any indebtedness or nonperformance of any obligations hereby guaranteed;
c) protest and notice of default to any party with respect to the indebtedness or nonperformance of any obligations hereby guaranteed;
d) any right it may have to require that an action be brought against Master Licensee or any other person as a condition of liability; and
e) any and all other notices and legal or equitable defenses to which it may be entitled.

     The undersigned consents and agrees that:
a) it shall render any payment or performance required under the Agreement upon demand if such Master Licensee fails or refuses punctually to do so;

b) such liability shall not be contingent or conditioned upon pursuit by Company of any remedies against Master Licensee or any other person, it being understood that this Guaranty is a suretyship under local law; and

c) such liability shall not be diminished, relieved or otherwise affected by any extension of time, credit or other indulgence which Company may from time to time grant to Master Licensee or to any other person, including, without limitation, the acceptance of any partial payment or performance, or the compromise or release of any claims, none of which shall in any way modify or amend this guaranty, which shall be continuing and irrevocable during the term of the Agreement.

     The undersigned further covenants with Company to require Master Licensee to change its legal name in accordance with Paragraph 16.2 of the Agreement within 30 days after it terminates.

     IN WITNESS WHEREOF, the undersigned has executed this Guaranty and Assumption of Obligations on the ___ day of September, 1996.

                                 GUARANTOR:

                                 CHARTWELL LEISURE, INC.


                                 By:__________________________
                                         Vice President


     Before me, the undersigned notary public, personally appeared ___________________, to me known, who executed this instrument stated above as the free act and deed of the entity represented by such person.

(Notary Seal)                    ___________________________
                                 My Commission expires:___________________

                     SIGNATURES CONTINUED ON THE NEXT PAGE

                  SIGNATURES CONTINUED FROM THE PRECEDING PAGE


                                 GRUPO PIASA, S.A. de C.V.


                                 By:__________________________
                                 Managing Director



     Before me, the undersigned notary public, personally appeared ___________________, to me known, who executed this instrument stated above as the free act and deed of the entity represented by such person.

(Notary Seal)                    ___________________________
                                 My Commission expires:___________________

                                   EXHIBIT C
                      TO THE MASTER LICENSE AGREEMENT FOR
                           THE UNITED MEXICAN STATES


                              DEVELOPMENT SCHEDULE
                              --------------------


The Development Schedule for Unit guest rooms described in Paragraph 3.1 shall be as follows:

I. Master Licensee shall require the number of guest rooms listed below to be open and operating or under construction or renovation pursuant to a fully executed Franchise Agreement by the corresponding deadline.

     NUMBER OF
     GUEST ROOMS OPEN        DEADLINE
     ------------------  -----------------

          60             December 31, 1997
          180            December 31, 1998
          300            December 31, 1999
          420            December 31, 2000
          540            December 31, 2001
          660            December 31, 2002
          780            December 31, 2003
          900            December 31, 2004
          1,020          December 31, 2005
          1,140          December 31, 2006

II. At least 1,140 Guest Rooms must remain open during the balance of the Initial Term.

III. At least 1,200 Guest Rooms must remain open and operating during each Renewal Term.

                                   EXHIBIT D

                          TRADEMARK LICENSE AGREEMENT

  THIS AGREEMENT is made and entered as of September ___, 1996 by and between TRAVELODGE HOTELS, INC., a corporation organized under the laws of the State of Delaware, U.S.A. ("LICENSOR"), and CHARTWELL DE MEXICO, S.A. DE C.V., a corporation organized under the laws of Mexico ("LICENSEE").

                                  WITNESSETH:
                                  -----------

  WHEREAS, Licensor warrants that it currently owns or has the exclusive right to license and sublicense certain trademarks, service marks, tradenames, logos and other commercial symbols, including without limitation, those listed on the Schedule attached hereto (whether any such are registered or not), as the same shall be amended from time to time (collectively, the "MARKS"), used in the operation of Travelodge and Thriftlodge motels, hotels, suites, motor hotels and lodging facilities (collectively, "TRAVELODGE UNITS");

  WHEREAS, Licensee and Licensor, have entered into that certain Master License Agreement dated as of the date hereof (the "MASTER AGREEMENT"), for the purpose of owning, operating and franchising Travelodge and Thriftlodge Units in Mexico (the "TERRITORY"); and

  WHEREAS, Licensor desires to grant to Licensee, and Licensee desires to obtain from Licensor, the right to use the Marks in connection with owning, operating and franchising Travelodge Units in the Territory on the terms and conditions contained herein and in the Master Agreement.

  NOW, THEREFORE, in consideration of the premises and mutual covenants, agreements and obligations set forth herein, the parties hereto agree as follows:

1.  GRANT OF LICENSE. Subject to earlier termination in accordance with the
    ----------------
terms hereof and of the Master Agreement, Licensor hereby grants to Licensee upon the terms and conditions hereinafter set forth, for a term commencing on the date hereof and expiring on December 31, 2026 (subject to renewal on the terms described in the Master Agreement), the exclusive license to use the Marks in connection with owning, operating and franchising Travelodge Units in the Territory and to license the Marks to franchisees in connection with the operation of Travelodge Units in the Territory. Except as otherwise provided herein and provided that Licensee is in compliance with this Agreement, Licensor shall not grant a license for use of the Marks for owning, operating or franchising Travelodge Units in the Territory during the term of this Agreement. The license granted herein is limited to the Territory and confers no rights upon Licensee to use the Marks outside of the Territory, except for advertising purposes approved by Licensor.

  2.  ROYALTY.  In consideration of the license granted by this Agreement,
      -------
Licensee shall pay to Licensor each year, within ninety (90) days of the end of each calendar year hereunder, for the duration of this Agreement, a royalty of Ten Dollars ($10.00) in lawful currency of the United States of America, net of any applicable taxes. Payment of such royalty by Licensee shall be credited against the "Company Continuing Fees" payable by Licensee under the Master Agreement.

  3.  OWNERSHIP OF MARKS.  Licensee disclaims any ownership rights in or to the
      ------------------
Marks. Licensee's right to use the Marks is derived solely from this Agreement and the Master Agreement and is limited to use in the Territory, that all usage of the Marks by Licensee and its affiliates and franchisees and any goodwill established thereby shall inure to the exclusive benefit of Licensor, that this Agreement does not confer any goodwill or ownership interests whatsoever in the Marks upon Licensee, its affiliates or franchisees, and that, upon termination or expiration hereof, no monetary value shall be attributable to any goodwill associated with the use of the Marks by Licensee, its affiliates and franchisees.

  4.  MARKS REGISTRATION.  Licensor has registered or shall apply for
      ------------------
registration of certain of the Marks (the "PRINCIPAL MARKS") as indicated on
Schedule 1, with the appropriate governmental agencies in the Territory and shall bear the cost thereof Licensor shall pay for all costs associated with registration or renewal of the Marks in the Territory. Licensee will cooperate with Licensor in obtaining registrations of the Principal Marks in the Territory, as deemed necessary or desirable in the sole discretion of Licensor, at Licensor's expense. Licensor shall have the right to designate a supplemental or substitute trademark or trademarks to identify Travelodge Units in the Territory as provided in the Master Agreement and such supplemental or substitute trademark shall be included in the definition of Marks. Licensor will cause this Agreement and the Master Agreement, or if possible, only a memorandum of this Agreement and the Master Agreement, to be registered with the Mexican Industrial Property Registry at its expense. Licensor will undertake to modify and cancel such registration when necessary under Legal Requirements and consistent with actions or events occurring under this Agreement. Licensee will execute, at the time it executes this Agreement, an irrevocable power of attorney authorizing Licensor or its designee to take such actions.

  5.  LICENSING OF FRANCHISEES.  If and to the extent that Licensor determines
      ------------------------
that sublicensing of the Marks or franchising agreements contemplated under the Master Agreement presents risks of diminution or loss of rights to the Marks under local law in the Territory, Licensor shall have the right and obligation to enter into a direct trademark license agreement with each affiliate or franchisee that operates a Travelodge Unit in the Territory, and Licensee shall in such case amend accordingly any franchise agreement that it enters into with its franchisees with regard to the Marks and the licensing or sublicensing of the Marks, and to provide for cross default provisions in both agreements. The direct licensing agreements shall be subject to the requirements of Paragraph
7.3 of the Master Agreement.

  6.  REGISTRATION OF AUTHORIZED USER INSTRUMENTS.  Licensor shall execute,
      -------------------------------------------
where required by
local law, separate instruments to enable Licensee to register with appropriate government agencies and departments the rights of Licensee to use the Marks and the rights of its affiliates and franchisees as authorized users of the Marks, and Licensee shall exercise its best efforts to require such instruments to be registered with such government agencies and departments. Also, Licensee, where required by local law or as directed by Licensor, shall execute separate instruments to enable Licensor to register with appropriate government agencies and departments the rights of Licensor to the Marks and the rights of Licensee, its affiliates and franchisees as authorized users of the Marks.

  7.  QUALITY CONTROL.  Licensee acknowledges the importance to Licensor, its
      ---------------
reputation and goodwill, and to the public of maintaining high, uniform standards of quality for the goods and services sold under the Marks. Licensee shall maintain, and shall require its affiliates and franchisees to maintain, standards of quality as may be set by Licensor from time to time and to follow, and to require its affiliates and franchisees to follow, the written specifications or standards of Licensor relating to the type, nature or quality of goods or services sold under the Marks or from a Travelodge Unit. To determine whether Licensee, its affiliates or franchisees are complying with this Agreement and the quality controls set forth herein, Licensor shall have the right at any time during business hours to inspect the premises of any Travelodge Unit located in the Territory, upon reasonable notice to Licensee and the Franchisee and so as not to disrupt the Unit's operations. Licensee shall permit inspection of the premises and fully cooperate with representatives of Licensor during any such inspection. Licensee shall require its affiliates and franchisees to agree to submit to similar inspections.

  8.  INFRINGEMENTS. Licensee shall notify Licensor immediately of any
      -------------
infringement of or challenge to the use of any Mark within the Territory, or any claim of any rights in any Mark, or any confusingly similar trademark, within the Territory, of which Licensee becomes aware. Licensor shall have the right to control the conduct of all acts including all proceedings relating to the Marks. The decision on whether or not to take and defend any proceedings shall be at the sole discretion of Licensor after consultation with Licensee. If Licensor elects not to take or defend such proceeding, Licensee may proceed in Licensor's stead, at Licensee's own expense. In such case, the Licensor shall execute such powers of attorney and related documents as Licensee reasonably requests in order to conduct the infringement action. The cost of defending or prosecuting the infringement action shall be borne as set forth in the Master Agreement.

  9.  FORM OF USE.  Licensee shall use the Marks only in the form and manner and
      -----------
with appropriate legends as prescribed from time to time by Licensor, and not to use any other trademark or service mark in combination with the Marks without prior written approval of Licensor. Licensee, its affiliates and its franchisees will not incorporate any Mark as part of any corporate or trade name or with any prefix, suffix or other modifying trademarks, logos, words, terms, designs or symbols, or in any modified form, or use any Mark in connection with the sale of any unauthorized product or service or in any other manner not expressly authorized under this Agreement or the Master Agreement, and will display the Marks and give notices of trademark registrations in the manner prescribed by Licensor, such as in the Territory System Standards

Manual (as provided under the Master Agreement), as updated from time to time, and obtain such licenses, permits and authorizations relating thereto as may be necessary or advisable under applicable local law in the Territory.

  10.  ASSIGNMENT.  Neither this Agreement nor any part or all of the ownership
       ----------
of Licensee may be voluntarily or involuntarily, directly or indirectly assigned, sold, pledged, hypothecated or otherwise transferred without the prior written consent of Licensor (except as permitted by the Master Agreement) and any such assignment or transfer without such approval shall constitute a breach hereof and convey no rights or interests in the Marks to such assignee. This Agreement is fully assignable by Licensor and shall inure to the benefit of any assignee or other legal successor to the interests of Licensor.

  11.  RELATIONSHIP OF THE PARTIES.  This Agreement does not create a fiduciary
       ---------------------------
relationship between Licensor and Licensee, which shall be independent contractors. Nothing in this Agreement is intended to make either party a general or special agent, joint venturer, partner or employee of the other for any purpose. Furthermore, the parties hereto shall not accept service of process for each other or their respective affiliates.

  12.  TERMINATION BY LICENSOR.  Licensor may terminate this Agreement,
       -----------------------
effective upon delivery of notice of termination to Licensee: (a) if Licensee violates Paragraph 10 by making an assignment in violation of this Agreement or the Master Agreement; (b) if Licensor terminates the Master Agreement; (c) if Licensee terminates the Master Agreement and is not authorized to continue to utilize the Marks. Upon termination or expiration of this Agreement, Licensee shall pay to Licensor all fees and any other amounts due Licensor under this Agreement at the date of termination or expiration which are unpaid. Such payments shall be made within thirty (30) days after the amounts due Licensor are determined in accordance herewith. After the ter mination or expiration of this Agreement, if Licensor so directs, Licensee will promptly and expeditiously undertake, and require franchisees and affiliates to promptly and expeditiously undertake all actions required to be taken by Licensee under Paragraph 16.2 of the Master Agreement.

  13.  WAIVER.  The waiver by either party of a breach or provision of this
       ------
Agreement by the other shall not operate or be construed as a waiver of any subsequent breach by such other party.

  14.  BINDING EFFECT.  This Agreement shall be binding  upon  the  parties
       --------------
hereto and shall inure to the benefit of their respective executors, administrators, heirs and successors in interest.

  15.  SEVERABILITY.  The invalidity, illegality or unenforceability of  any
       ------------
provision hereof shall not in any way affect, impair, invalidate or render unenforceable this Agreement or any other provision thereof.

  16.  ATTORNEYS' FEES.  If a claim for amounts owed by Licensee to Licensor is
       ---------------
asserted in any proceeding before a court of competent jurisdiction or arbitrator, or if Licensor or Licensee is required to enforce this Agreement in a judicial or arbitration proceeding, the party prevailing in such proceeding shall be entitled to reimbursement of its expenses, including reasonable accounting and legal fees.

  17.  GENERAL.  The paragraph headings are for information only and this
       -------
Agreement shall not be construed by reference thereto. Except to the extent governed by the Lanham Act (15 U.S.C. Section 1051 et seq.), this Agreement and
                                                   --------
the validity, performance, construction and effect of this Agreement shall be governed by the laws of the State of New Jersey, U.S.A., except for the New Jersey Franchise Practices Act and except to the extent that the laws of the Territory may preempt New Jersey law. Amendments, modifications and supplements to this Agreement must be in writing and signed by both parties to become effective.

  18.  INFORMAL DISPUTE RESOLUTION.  Prior to filing any arbitration proceeding
       ---------------------------
pursuant to Paragraph 19, the party intending to file such a proceeding shall be required to notify the other party in writing of the existence and the nature of any dispute. Licensor and Licensee each agree that within fifteen (15) business days of the other party's receipt of such notice, the Chief Executive Officer or other senior executive officer of both Licensor and Licensee shall meet in New York, New York or by video conference, in order to attempt to resolve the dispute amicably. If such informal dispute resolution attempts prove to be unsuccessful, the notifying party may initiate an arbitration proceeding as described in Paragraph 19.

  19.  ARBITRATION.  All controversies, disputes or claims arising in connection
       -----------
with, from or with respect to this Agreement which are not resolved within fifteen (15) days after either party shall notify the other in writing of such controversy, dispute or claim, shall be submitted for arbitration to the New York, New York office of the American Arbitration Association under its commercial arbitration rules, with the arbitration proceeding to be conducted in New York, New York. The arbitrator shall have the right to award or include in his award any relief which is deemed proper under the circumstances, including without limitation, money damages (with interest on unpaid amounts from date due), specific performance and injunctive relief. The arbitrator shall issue a written opinion explaining the reasons for the decision and award. The award and decision of the arbitrator shall be conclusive and binding upon all parties hereto and judgment upon the award may be entered in any court of competent jurisdiction. The parties acknowledge and agree that any arbitration award may be enforced against either or both of them in a court of competent jurisdiction and each waives any right to contest the validity or enforceability of such award. The parties further agree to be bound by the provisions of any statute of limitations which would be otherwise applicable to the controversy, dispute or claim which is the subject of any arbitration proceeding initiated hereunder. Without limiting the foregoing, the parties shall be entitled in any such arbitration proceeding to the entry of an order by a court of competent jurisdiction pursuant to an opinion of the arbitrator for specific performance of any of the requirements of this Agreement. This provision shall continue in full force and effect subsequent to and notwithstanding expiration or termination of this Agreement.

  20.  DELIVERY OF NOTICES AND PAYMENTS.  All notices, reports and other
       --------------------------------
information and
supporting records permitted or required to be delivered by the provisions of this Agreement shall be delivered to:

Licensor: TRAVELODGE HOTELS, INC., 339 Jefferson Road, Parsippany, New Jersey (U.S.A.) 07054, Attn: Executive Vice President and General Counsel, Fax: (201) 428-5269

Licensee: CHARTWELL DE MEXICO, S.A. DE C.V., Campos Eliseos No. 1, Piso 10, Col. Polanco 11560, Mexico D.F.; Fax: (525) 545-2312; with a copy to General Counsel, Chartwell Leisure Inc., 065 Third Ave., New York, NY 10158 USA; Fax
(212) 867-5475.

as modified from time to time by either party with notice to the other party. Licensor shall not be obligated to give any notice to any affiliate or franchisee or Licensee, and notice to Licensee shall constitute sufficient notice to each affiliate and franchisee of Licensee to which such notice is applicable. Notices shall be deemed so delivered at the time delivered personally by the party giving same to the other party, and two (2) business days after sending by air courier service.

  21.  ENTIRE AGREEMENT; RELATION TO MASTER AGREEMENT.  This Agreement has been
       ----------------------------------------------
entered into concurrently with the Master Agreement and shall continue in effect only so long as the Master Agreement, including the provisions thereof that permit continued use of the Marks after termination of the master licensee rights, remains in effect. In the event of a conflict between the provisions of this Agreement and the Master Agreement, the provisions of the Master Agreement shall govern. This Agreement constitutes the entire agreement of the parties relating to the subject matter of this Agreement, excepting the applicable provisions of the Master Agreement.

  22.  LOCAL MARKS.  Licensee may develop or acquire one or more "Local Marks,"
       -----------
as defined in the Master Agreement, to be used in connection with the franchising and operation of Travelodge Units in the Territory. Prior to the development or acquisition of a proposed Local Mark, Licensee shall submit to Licensor a written proposal indicating the Local Mark. If Licensor does not reject such Local Mark within ninety (90) days of receipt of Licensee's written proposal, it shall be deemed approved. Licensee grants to Licensor and other licensees and franchisees of Travelodge Units a perpetual, non-exclusive and world-wide royalty-free license to use all approved Local Marks in connection with the operation of Travelodge Units.

  IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed in counterparts the day and year first written above.

     LICENSOR:

     TRAVELODGE HOTELS, INC.,



     By:__________________________________
     Title:_________________________________



     LICENSEE:

     CHARTWELL DE MEXICO, S.A. DE C.V.



     By:________________________________
     Title:______________________________

                                ACKNOWLEDGEMENTS


  Before me, the undersigned notary public, personally appeared _______________, to me known, who executed this instrument in the capacity stated above as the free act and deed of CHARTWELL DE MEXICO, S.A. DE C.V. at
______________________.


(Notary Seal)           ____________________________________
                  My Commission expires:



  Before me, the undersigned notary public, personally appeared, __________________, to me known, who executed this instrument in the capacity stated above as the free act and deed of TRAVELODGE HOTELS, INC. at Parsippany, Morris County, New Jersey, United States of America.


(Notary Seal)           _____________________________________
                  My Commission expires:____________________

                                    SCHEDULE

                                 LIST OF MARKS

                                 UNITED STATES
                                 -------------

MARK                                 REG. NO.        REG. DATE
----                              ---------------  --------------

Travelodge                              1,474,602  Jan. 26, 1988

Travelodge                              1,869,185  Dec. 27, 1994

Travelodge & Design                     1,879,457  Feb. 21, 1995

Travelodge & Design                     1,868,724  Dec. 20, 1994

Travelodge Preferred Traveler           1,213,615  Oct. 19, 1982

Thriftlodge                             1,539,812  May 16, 1989

Sleepy with Sleepy Bear Design            848,208  April 30, 1968

Sleepy Bear                             1,868,761  Dec. 20, 1994

Sleepy Bear Club                        1,895,437  May 23, 1995

Bear Silhouette Design                  1,006,905  March 18, 1975

Bear Silhouette                   App. 74/439,019  Sept. 23, 1993

Sleepy                            App. 74/647,861  Mar. 17, 1995

                                    SCHEDULE
                                 LIST OF MARKS
                             UNITED MEXICAN STATES

MARK                           REG. NO.       DATE    CLASS
----                         -------------  --------  -----

Sleepy Bear                        357297    10/4/88     42

Bear Silhouette
   Design                          450195    10/7/93     42

Bear Silhouette
   Device                          491927    10/7/93     16

Sleepy Bear
   Device*                       A-248806                 3

Sleepy Bear
   Device*                         516671   11/24/95     14

Sleepy Bear
   Device*                         515429   11/24/95     16

Sleepy Bear
   Device*                         515428   11/24/95     21

Sleepy Bear                  (Application)
   Device*                         248802   11/24/95     24

Sleepy Bear                  (Application)
   Device*                         248801   11/24/95     25
Sleepy Bear
   Device*                         515427   11/24/95     27

Sleepy Bear
   Device*                         514829    12/4/95     28

Sleepy Bear
   Device*                         516669   11/24/95     34

*  Assignment in Progress

Sleepy Bear
   Device*                         516669   11/24/95     42

Travelodge                         182325    4/16/74     42

Travelodge                         405525    2/11/92     24

Travelodge                         405527    2/11/92     33

Travelodge                         405525    2/11/92     32

Travelodge                         405717    2/12/92     16

Travelodge                         405167     2/7/92     30

Thriftlodge                        363997                42

*  Assignment in Progress

                                   EXHIBIT E

                        TO THE MASTER LICENSE AGREEMENT

                           Software License Agreement
                           --------------------------

  THIS AGREEMENT is made and entered into as of September 18, 1996 (the "Agreement Date"), by and between TRAVELODGE HOTELS, INC., a corporation organized under the laws of the State of Delaware, U.S.A., with its office at 339 Jefferson Road, Parsippany, New Jersey, U.S.A. 07054 ("Licensor"), and CHARTWELL DE MEXICO, S.A. DE C.V., a corporation organized under the laws of Mexico, with its principal office at Campos Eliseos No. 1, Piso 10, Col. Polanco 11560, Mexico D.F. ("Licensee"), and is entered into contemporaneously with, and as an exhibit to, the Master License Agreement for the Territory of Mexico (the "Master Agreement") by and between these same parties.

                                  WITNESSETH:

  WHEREAS, the parties hereto have contemporaneously entered into a Master Agreement, which provides, in part, that Licensor shall license certain computer software to Licensee in accordance with the terms and conditions set forth below and further subject to the terms and conditions of the Master Agreement;

  NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

1.1  Software.  "Software" shall include, and shall be used to describe
     --------
collectively (i) the computer programs used to operate the Territory System as a remote site for data entry (hereinafter referred to individually as the "Territory Reservation System Software" or the "Agent Interface Software"), and
(ii) the Unit Reservation Software, as defined in the Master Agreement. "Software" further shall mean such computer programs as stored on any media, including without limitation magnetic tape, semiconductor device, disc, or other memory device or computer memory, and all updates, enhancements, corrections of errors and other modifications thereto, and all copies thereof.

1.2  Documentation.  "Documentation" means the user manuals and other
     -------------
documentation routinely provided by Licensor with the Software, and all revisions and additions thereto, and all copies thereof.

1.3  Other Definitions.  Other capitalized terms used herein shall have the
     -----------------
meanings ascribed to
them in the Master Agreement.

                                   ARTICLE 2

                                    License
                                    -------

2.1  Grant of Right to Use.  Effective as of the time Licensor and Licensee
     ---------------------
mutually agree that Licensee should commence operation of the Territory Center, as described in the Master Agreement, Licensor grants to Licensee, and Licensee accepts from Licensor, a non-exclusive license to use the Territory System Software in object code form on the equipment and/or at the installation site which shall be agreed to by the parties and described on Attachment A, to be attached hereto and incorporated herein. Except as set forth in Section 2.2 below and in the Master Agreement, this license shall be non-transferable. In addition to the terms and conditions set forth below, this license shall be subject to the terms and conditions of the Master Agreement.

2.2  Grant of Right to Sublicense.  Licensor grants to Licensee, and Licensee
     ----------------------------
accepts from Licensor, a non-exclusive license to grant sublicenses to use the Unit Reservation Software, subject to the following limitations:

2.2.1 Licensee shall be entitled to grant such sublicenses only to Franchisees in the Territory and only to the extent of allowing use of the Unit Reservation Software at the location(s) of the Unit(s) operated by the Franchisee.

2.2.2 Licensee shall not be entitled to grant to such sublicensees the right to further sublicense the Unit Reservation Software.

2.2.3 Licensee shall require each sublicensee, as a condition of the sublicense, to enter into a sublicense agreement with Licensor that is in all material respects equivalent to the Unit Reservation Software Sublicense Agreement attached hereto as Attachment B.

2.3  Restrictions on Use.  Except as set forth above in Section 2.2 above, the
     -------------------
Territory System Software shall be used only for Licensee and by Licensee, only while licensed hereunder and only on the equipment and/or at the installation site designated by the parties and to be attached hereto as Attachment A; any distribution, timesharing, sale or other disposition of the Territory System Software by Licensee is prohibited. Licensee may not modify or enhance the Software in any way whatsoever without the prior written consent of Licensor. Licensee is granted no license to use and shall have no rights in any source
code or documentation related to the source code.   Licensee shall not create or
attempt to create, or permit others to create or attempt to create, the source code or object code of the Software or any part thereof or any substantially similar software from the object code or other information in tangible or intangible form made available pursuant to this Agreement.

2.4  Off-Site Use.  If the computer at an authorized site is inoperative due to
     ------------
malfunction, any license granted under this Agreement for such site shall be temporarily extended to authorize

Licensee to use the Territory System Software at another site until the designated site is returned to operation. If the designated site is relocated, any license granted hereunder for that site shall be extended to authorize Licensee to use the Territory System Software at said relocated site; provided, however, that in such event, Licensor's maintenance obligations hereunder shall be suspended until Licensor consents to such relocation, which consent shall not be unreasonably withheld. Licensee may not replace or relocate the site to any location without the express prior written consent of Licensor.

                                   ARTICLE 3

                                  License Fees
                                  ------------

3.1  Price.  Within thirty (30) days after Licensor and Licensee agree to
     -----
activate the Territory Center, Licensee shall pay to Licensor a one-time license fee of Five Thousand Dollars ($5,000.00) for the Software.

3.2  Taxes.  In addition to the fees for the license provided hereunder,
     -----
Licensee agrees to pay all Withholding Taxes required to be paid by the Licensee pursuant to Paragraph 5. 11 of the Master Agreement as well as all federal, state, local and other taxes based on this Agreement for the Software or its use, excluding taxes based on Licensor's net income and privilege taxes. Such taxes to be paid by Licensee include, but are not limited to, personal property, sales, use or excise taxes, or amounts in lieu thereof, which are now or may be imposed by any taxing authority.

3.3  Sublicense Fee.  Sublicense fees shall be charged to Sublicensees and paid
     --------------
to Licensee according to the terms of the Unit Reservation Software License and a certain percentage of said sublicense fees shall be paid by Licensee to Licensor according to the terms of the Master Agreement as an Initial Franchise Fee.


                                   ARTICLE 4

                             Delivery; Risk of Loss
                             ----------------------

4.1   Delivery; Installation.
      ----------------------

4.1.1 Licensor shall exert reasonable efforts to deliver a complete copy of the Territory System Software to the applicable installation site or any other location established by the parties on or before the delivery date to be agreed upon later when the Territory Center is to be established by Licensee. Upon delivery, Licensee shall promptly install the Territory System Software. Licensor also shall deliver two (2) complete copies of the then-current Documentation. If the Documentation is subsequently revised or if additional documentation is developed, Licensor shall, upon such publication, or in the case of third party software upon receipt from Licensor's vendor, deliver to Licensee two (2) copies of all revisions, additions, modifications and updates to such Documentation, at no additional charge. Licensor shall bear all freight, shipping and handling cost associated with delivery of the Territory System Software to Licensee.

4.1.2 Promptly after the Effective Date, Licensor will deliver to Licensee's home office a complete copy of the Unit Reservation Software suitable for reproduction as authorized under Section 2.2 above. Licensor also shall deliver two (2) complete copies of the then-current Documentation for the Unit Reservation Software. If the Documentation is subsequently revised or if additional documentation is developed, Licensor shall, upon such publication, or in the case of third party software upon receipt from Licensor's vendor, deliver to Licensee two (2) copies of all revisions, additions, modifications and updates to such Documentation, at no additional charge. Licensor shall bear all freight, shipping and handling cost associated with delivery of the Unit Reservation Software to Licensee.

4.2  Risk of Loss.  Licensor shall bear the risk of loss for any loss or damage
     ------------
that occurs to the Software before it has been delivered to Licensee. If any Software is lost or damaged after such delivery, through no fault of Licensor, Licensee shall bear the risk of loss and Licensor shall furnish Licensee, at Licensee's request and expense, with replacement media or materials.

                                   ARTICLE 5

                              Maintenance; Support
                              --------------------

5.1  Maintenance and Updates of Software.  Licensee shall pay to Licensor an
     -----------------------------------
annual maintenance fee, in consideration for which Licensor will extend the Software warranty set forth in Section 9.3 below for an additional year and provide annual updates and maintenance of the Software. The initial annual maintenance fee shall be One Thousand Dollars ($1,000.00), which shall be subject to change every three (3) years by the percentage change in CPI during the period since the last price change. In the event the Software is rendered obsolete or superseded by other means of operating a reservation system, Licensor shall replace such software with the same substitute or technological equivalent as it uses in the United States, if available in the Territory, to allow continued functioning of reservation services to be provided to consumers and Units in the Territory. Such updates and maintenance shall include the following:

5.1.1 Licensor will use its reasonable best efforts to provide remedial maintenance so that the Software will, in all material respects, perform the functions and operations specified in the Documentation. Remedial maintenance includes all reasonable software services to correct documented non-performance that Licensor's diagnostics indicate are required by a defect in an unaltered version of the Software.

5.1.2 Licensor shall provide Licensee with any updates and enhancements to the Software that are generally available to other users of the Software.

5.1.3 Upon the request of Licensee, Licensor, at its sole discretion, may undertake reasonable efforts to correct a Territory System Software malfunction caused by Licensee's negligence. If Licensor provides assistance for the correction of such a malfunction, Licensee shall pay Licensor for such assistance at Licensor's then-published rates for such work.

5.2  Training.  Licensor shall provide training to Licensee with respect to the
     --------
use of the Software at Licensor's designated training center in the United States, as described in Section 4 of the Master Agreement. Licensee may reproduce any training materials utilized by Licensor in connection with the training of Licensee's personnel for such purposes. Any such reproductions shall include any copyright or similar proprietary notices contained in the materials being reproduced. Training shall be provided for the Unit Reservation Software initially and for the Territory System Software in conjunction with its delivery, if and when the same occurs.


                                   ARTICLE 6

                           Licensee Responsibilities
                           -------------------------

6.1  Assistance.    Licensee will follow all reasonable instructions of Licensor
     ----------
respecting possession and use of the Software. Licensee will supply Licensor with all documentation and assistance necessary to demonstrate and diagnose each problem with the Software and will implement each solution to such problem provided by Licensor. Licensee will promptly install error corrections, updates and enhancements to the Territory System Software. Licensee also will provide any and all equipment required by Licensor to maintain the Territory System Software on-line from a remote location, and will update such equipment in accordance with Licensor's requirements. Such communication equipment shall be identified by the parties on Attachment A.

6.2  Confidentiality.  Licensee shall protect the Software as Licensor's
     ---------------
Confidential Information, as defined in and subject to the terms of the Master Agreement.

6.3  Sublicensed Copies.  Licensee shall create for, and distribute to,
     ------------------
authorized Franchisees duplicate copies of the Unit Reservation Software for use by the Franchisees as sublicensees. Licensee shall maintain appropriate records and provide Licensor with appropriate information respecting such copies. The parties recognize that more than one copy of the Unit Reservation Software will be licensed to others, and that this does not evidence an intent by Licensor to publish the Unit Reservation Software, and should not be construed as such a publication, nor does such multiple licensing evidence an intent by Licensor not to treat the Unit Reservation Software as its trade secret. Licensee will promptly communicate to sublicensees any error corrections, updates and enhancements of the Unit Reservation Software after receipt of instructions for taking such action.

                                   ARTICLE 7

                               Term; Termination
                               -----------------

7.1  Term; Termination.  This Agreement and the license granted hereunder shall
     -----------------
be co-terminus with the Master Agreement and shall expire or terminate upon expiration or termination of the Master Agreement. Failure to timely pay the annual maintenance fee described in Section 5.1 above shall be considered an event of breach by Licensee in accordance with Paragraph 15.1(j) of the Master Agreement.

7.2  Obligations Upon Expiration or Termination.  If this Agreement expires or
     ------------------------------------------
is terminated for any reason, Licensee shall immediately cease all use of the Software in its possession or under its control and return at its expense that Software and its Documentation to Licensor together with all portions, back-up copies and modifications thereof; and Licensee shall purge all copies of the Software from all computer processors or storage media on which the Software has been installed. Licensee, at its expense, will then also return to Licensor all inventory of Unit Reservation Software and related Documentation.

7.3   Updating and Obsolescence.  Licensor will update the specifications of the
      -------------------------
hardware and software set forth on Attachments A and B from time to time as its general specifications for these systems change. Licensor may terminate this Agreement if the operation of a Territory Center change so as to render the concept of the computer hardware and software described herein as obsolete or ineffective for the intended purposes of this agreement, provided that a technological substitute for a Territory Center and communication between the Central Reservation System is immediately available and implemented.


                                   ARTICLE 8

                         Ownership and Property Rights
                         -----------------------------

8.1  Property Rights.  Licensee acknowledges and agrees that the Software and
     ---------------
Documentation licensed hereunder, and all copies thereof, constitute valuable trade secrets and contain proprietary and confidential information; title thereto, and in all appurtenant patents, copyrights and other intellectual property rights, remains in Licensor or in the case of third party software, Licensor's vendor. No title to or interest in the Software, or any part thereof, is hereby transferred to Licensee, except for the license as expressly provided herein.

8.2  Unauthorized Copying.  Licensee agrees that it will not copy, modify or
     --------------------
reproduce the Software in any way except as provided for herein. Licensee agrees to notify Licensor promptly of any circumstances of which Licensee has knowledge relating to any unauthorized use or copying of the Software by any person or entity. Licensee agrees to take, at Licensee's expense, but at Licensor's option and under Licensor's control and discretion, any legal action necessary to prevent or stop the unauthorized use of the Software by any third party that has accessed the Software due to Licensee's fault or negligence.

8.3  Authorized Copying.  The Software may be copied, in whole or in part, in
     ------------------
printed or machine-readable form, for use by Licensee at the designated site, for archive or emergency restart purposes, to replace a worn copy, or to store at the off-premises location which Licensee uses for security storage purposes; provided, however, that no more than five (5) copies will be in existence under the license at any one time without prior written consent from Licensor. Copies of the Unit Reservation Software shall not be considered a copy of the Software for purposes of this Section 8.3.

8.4  Proprietary Notices.  Licensee shall not alter, move, cover or remove any
     -------------------
proprietary notice placed by Licensor or its vendor on the Software or Documentation, and shall ensure such notices are reproduced on all copies of the Software and Documentation made by Licensee.


                                   ARTICLE 9

                                   Warranties
                                   ----------

9.1  Ownership.  Licensor warrants that it is the owner of and/or has the right
     ---------
to grant a license to use the Software free of all liens, claims, encumbrances and other restrictions.

9.2  Third Party Rights.  Licensor warrants that to the best of its knowledge,
     ------------------
the Software does not violate any rights of any third party, including any patent, copyright, trade secret or other proprietary rights, and there are currently no actual or threatened suits or claims pending based on Licensor's alleged violation of the foregoing.

9.3  Software.  Licensor warrants that, for one (1) year after delivery to
     --------
Licensee, the Software will in all material respects, perform the functions and operations specified in the Documentation.

9.4  Survival of Warranties.  The warranties set forth in Sections 9.1 through
     ----------------------
9.3 above shall survive termination or expiration of this Agreement. Any repair, replacement, correction or other modification of the Software by Licensor shall be warranted for a period equal to the longer of ninety (90) days or the expiration of the warranties set forth in Sections 9.1 through 9.3.

9.5   Disclaimer of Warranties and Limitation of Liability.  EXCEPT AS SET FORTH
      ----------------------------------------------------
IN SECTIONS 9.1 THROUGH 9.4 ABOVE, LICENSOR DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LICENSOR SHALL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY, INSTALLATION OR FURNISHING OF THE SOFTWARE UNDER THIS AGREEMENT. LICENSOR SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL

OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY PERFORMANCE HEREUNDER, EVEN IF LICENSOR HAS ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. EXCEPT AS SET FORTH IN ARTICLE 10 BELOW, ALL LIABILITY BY LICENSOR HEREUNDER IS EXPRESSLY LIMITED TO ANY AMOUNTS PAID BY LICENSEE TO LICENSOR UNDER THIS AGREEMENT.


                                   ARTICLE 10

                      Patent and Copyright Indemnification
                      ------------------------------------

10.1  Indemnification.  Licensor will defend or settle any action brought
      ---------------
against Licensee to the extent that it is based on a claim that the Software infringes any patent, copyright or other intellectual property right within the Territory. Such defense and/or settlement shall be at Licensor's expense, and Licensor will pay those costs, damages and attorney's fees finally awarded against Licensee in any such action attributable to any such claim, but such defense, settlement and payment shall be subject to the limitations set forth in
Section 10.3 below and further is conditioned on the following: (i) that Licensor shall be notified promptly in writing by Licensee of any such claim;
(ii) that Licensor shall have sole control of the defense of any action on such claim and of all negotiations for its settlement or compromise; and (iii) that Licensee shall cooperate with Licensor in a reasonable way to facilitate the settlement or defense of such claim.

10.2  Restrictions.  Licensor's obligations under this Article 10 do not extend
      ------------
to claims arising from modifications not authorized by Licensor or from the unauthorized use or combination of products provided by Licensor with products provided by Licensee or by others. Should the Software become, or in Licensor's opinion be likely to become, the subject of such a claim of infringement, then Licensee shall permit Licensor, at Licensor's option and expense, either to (i) procure for Licensee the right to continue using the Software, or (ii) replace or modify the Software so that it becomes non-infringing and functionally equivalent, or (iii) upon failure of (i) or (ii) above, despite the reasonable efforts of Licensor, reimburse Licensee for the Software as depreciated and accept its return. Such depreciation shall be calculated on the basis of five
(5) years straight-line depreciations from the date of delivery of the Software.

10.3  Limitation of Liability.  Licensor's total liability for patent, copyright
      -----------------------
and intellectual property rights indemnification, as set forth in Section 10.1 and 10.2 above, shall in no event exceed twenty-five thousand dollars ($25,000). If Licensor's total liability for such indemnification exceeds such amount, and Licensor elects not to proceed with the defense of such claim, Licensee may proceed in Licensor's stead, at Licensee's own expense. In such case, Licensor shall execute such powers of attorney and related documents as Licensee reasonably requests in order to conduct the defense of the infringement action. Licensee may recover as a credit against fifty percent (50%) of any maintenance fees due thereafter the reasonable and necessary costs of defending the infringement action if not undertaken by Licensor.

10.4  Entire Liability.  THIS ARTICLE 10 STATES THE ENTIRE LIABILITY OF LICENSOR
      ----------------
RESPECTING THE INFRINGEMENT OF PATENTS, COPYRIGHTS AND OTHER INTELLECTUAL PROPERTY RIGHTS BY THE SOFTWARE.


                                   ARTICLE 11

                               General Provisions
                               ------------------

11.1  Severability.  Except as expressly provided to the contrary herein, each
      ------------
section, paragraph, term and condition of this Agreement shall be considered severable and if, for any reason, any provision of this Agreement is held to be invalid, contrary to, or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, arbitrator, agency or tribunal with competent jurisdiction in a proceeding to which Licensor is a party, that ruling shall apply only to the jurisdiction of such court, arbitrator, agency or tribunal and shall not impair the operation of, or have any other effect upon, such other terms and conditions of this Agreement as may remain otherwise intelligible, which shall continue to be given full force and effect and bind the parties hereto, although any provision held to be invalid shall be deemed not to be a part of this Agreement in such jurisdiction from the earlier of the date on which the time for appeal expires or receipt by Licensor or Licensee of a notice of non-enforcement thereof. Notwithstanding the foregoing, either party may terminate this Agreement if a provision is held invalid or unenforceable that materially and adversely affects the rights or obligations of the party, or substantially diminishes the fundamental benefits of this Agreement for the party.

11.2  Substitution of Valid Provision.  If, under any applicable and binding law
      -------------------------------
or rule, any provision of this Agreement is invalid or unenforceable, the parties shall modify such invalid or unenforceable provision to the extent required to be valid and enforceable. The parties agree to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which are held to be unenforceable in a final, unappealable ruling, or from reducing the scope of any promise or covenant to the extent required to comply with such ruling.

11.3  Force Majeure.  Neither Licensor nor Licensee shall be liable for loss or
      -------------
damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from: (a) windstorms, rains, floods, earthquakes, typhoons, mud slides or other similar natural causes; (b) fires, strikes, embargoes or riot; (c) legal restrictions; or (d) any other similar event or cause beyond the control of the party affected. Any delay resulting from any of such causes shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, except that no such cause other than a governmental or judicial order shall excuse payment of amounts owed at the time of such occurrence or payment of amounts due to Licensor subsequent to such occurrence.

11.4  Governing Law.  This Agreement and the validity, performance, construction
      -------------
and effect of this Agreement shall be governed by the laws of the State of New Jersey, U.S.A., except for the New Jersey Franchise Protection Act and except to the extent that the laws of the Territory may preempt New Jersey law. The Federal or State courts of New Jersey shall have exclusive jurisdiction for all disputes between the parties relating to patents, trademark, copyrights and/or trade secrets. All other disputes between the parties shall be resolved pursuant to paragraph 17.9 of the Master Agreement. If either party enforces this Agreement in a judicial or arbitration proceeding, the prevailing party shall be entitled to reimbursement of its expenses including accounting and legal fees.

11.5  Interpretation.  The preambles to this Agreement are a part of this
      --------------
Agreement, which, along with the Master Agreement constitutes the entire agreement of the parties (all prior representations, negotiations and agreements being merged into this Agreement), and there are no other oral or written understandings or agreements between Licensor and Licensee relating to the subject matter of this Agreement. Except as otherwise expressly provided herein, nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any person or legal entity not a party hereto. References to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time. The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit or construe the contents of such sections or paragraphs. This Agreement shall be executed in four (4) counterparts, each of which shall be deemed an original.

11.6  Delivery of Notices and Payments.  All notices, reports and other
      --------------------------------
information and supporting records permitted or required to be delivered by the provision, of this Agreement shall be delivered to:

LICENSOR: TRAVELODGE HOTELS, INC., 339 Jefferson Rd., Parsippany, New Jersey (U.S.A.) 07054; Attn: Executive Vice President and General Counsel; Fax: (201) 428-5269

LICENSEE:    CHARTWELL DE MEXICO, S.A. DE C.V., Campos Eliseos No. 1, Piso 7,
Col. Polanco 11560, Mexico D.F.; Attention: President;   Fax: (525) 545-2312;
with a copy to General Counsel, Chartwell Leisure Inc., 065 Third Ave., New York, NY 10158 USA; Fax (212) 867-5475.

The address of each party for notice may be modified from time to time by notice to the other party. Licensor shall not be obligated to give any notice to any Affiliate or Franchisee, and notice to Licensee shall constitute sufficient notice to each Affiliate and Franchisee of Licensee to which such notice is applicable. Notices shall be deemed so delivered at the time delivered personally by the party giving same to the other party, and two (2) business days after sending by air courier service.

11.7  Waiver.  Licensor and Licensee may, by written instrument, unilaterally
      ------
waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver. Any waiver granted by either party shall be without prejudice to any other rights the party have, will be subject to continuing review by the granting party, and may be revoked, in the granting party's sole discretion, at any time and for any reason, effective upon delivery to the other party of ten
(10) days' prior written notice. Licensor and Licensee shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any custom or practice of the parties at variance with the terms hereof; any failure, refusal or neglect of Licensor or Licensee to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder, including, without limitation, any mandatory specification, standard or operating procedure; any waiver, forbearance, delay, failure or omission by either party to exercise any right, power or option, whether of the same, similar or different nature, with respect to any other Licensor facility; or the acceptance by Licensor of any payments from Licensee after any breach by Licensee of this Agreement.

11.8  Modifications.  Any amendment, modification or supplement to this
      -------------
Agreement must be in writing and must be signed by both parties to be effective.

LICENSOR:                             LICENSEE:

TRAVELODGE HOTELS, INC.               CHARTWELL DE MEXICO, S.A. DE C.V.



By:_______________________________    By:_______________________________

Title:_____________________________   Title:______________________________

                                   EXHIBIT A

Use of the Software is restricted to the following equipment and installation site:

                               INSTALLATION SITE
                               -----------------



                             EQUIPMENT AND SOFTWARE

PROPERTY TERMINAL UNIT - PTU

Located at Unit, 1 per Unit.

The PTU (Property Terminal Unit) is a PC running HFS RA (Reservation Assistant) software that allows the Licensee to receive reservations notifications, changes and cancellations from the host computer. In addition the Licensee can modify its inventory status and rates in the host, and book reservations for other hotels. One PTU is required at each Unit.

Hardware Requirements
---------------------

 1  486 Intel - AMI OR Phoenix BIOS/4 MB RAM/
 1  100 Watt power supply
 1  120 MB IDE Hard Drive (14 ms or faster)
 1  1.44 MB Floppy as A:
      Must have 2 serial ports
      (COM1 @ 378H IRQ 4, COM2 @ 278H IRQ 3)
      Must have 1 parallel port (LPT1 @ 378h IRQ7)
 1  SVGA .39 pitch Color monitor and 1 MB display adapter
 1 Parallel Printer must emulate IBM Proprinter or Epson/must have tractor feed 1 14.4 Kbps External Modem Hayes Accura or US Robotics
      Sportster

Software to be purchased by Licensee
------------------------------------

 DOS 6.1
 PROCOM PLUS Ver2.01

Software licensed
-----------------

 HFS Reservation Assistant (RA)

                                  ATTACHMENT B

                 Unit Reservation Software Sublicense Agreement
                 ----------------------------------------------

THIS AGREEMENT is made and entered into as of the day of___________________, 199__ (the "Agreement Date"), by and between _______________________________________, a corporation organized under the laws  of___________________________________, with its office at
____________________________("Licensor"), and____________________________, a
corporation organized under the laws of___________________________________, with its principal office at __________________________, ("Licensee"), and is entered into contemporaneously with, and as an exhibit to, the License Agreement for the operation of a Travelodge System Unit to be located at ____________________________________ under a franchise from Licensor (the
"Franchise Agreement") by and between these same parties.

                                   WITNESSETH

WHEREAS, the parties hereto have contemporaneously entered into a Franchise Agreement, which provides, in part, that Licensor shall sublicense certain computer software to Licensee in accordance with the terms and conditions set forth below and further subject to the terms and conditions of the Franchise Agreement;

NOW, THEREFORE, in consideration of the premises, covenants and agreements contained herein and other good and valuable consideration, the parties agree as follows:

                                   ARTICLE 1

                                  Definitions
                                  -----------

1.1  Software.  As used in this Agreement, "Software" shall mean the Unit
     --------
Reservation Software, as defined in the Franchise Agreement. "Software" further shall mean such computer programs as stored on any media, including without limitation magnetic tape, semiconductor device, disc, or other memory device or computer memory, and all updates, enhancements, corrections of errors and other modifications thereto, and all copies thereof.

1.2  Documentation. As used in this Agreement, "Documentation" shall mean the
     -------------
user manuals and other documentation routinely provided by Licensor or its vendor with the Software, and all revisions and additions thereto, and all copies thereof.

1.3  Other Definitions.  Other capitalized terms used herein shall have the
     -----------------
meanings ascribed to them in the Franchise Agreement.

                                   ARTICLE 2
                                    License
                                    -------

2.1  Grant of Right to Use.  Licensor grants to Licensee, and Licensee accepts
     ---------------------
from Licensor, a non-exclusive, non-transferable sublicense to use the Software in object code form on the equipment and/or installation site identified on Exhibit A attached hereto. In addition to the terms and conditions set forth below, this license shall be subject to the terms and conditions of the Franchise Agreement.

2.2  Restrictions on Use.  Except as set forth above in Section 2.1 above, the
     -------------------
Software shall be used only internally for Licensee and by Licensee, only while licensed hereunder and only on the equipment and/or at the installation site designated above. Any sublicensing distribution, timesharing, sale or other disposition of the Software by Licensee is prohibited. Licensee may not modify or enhance the Software in any way whatsoever without the prior written consent of Licensor. Licensee is granted no license to use and shall have no rights in any source code or documentation related to the source code. Licensee shall not create or attempt to create, or permit others to create or attempt to create, the source code or object code of the Software or any part thereof or any substantially similar software from the object code or other information in tangible or intangible form made available pursuant to this Agreement.

2.3  Off-Site Use.  If the computer at an authorized site is inoperative due to
     ------------
malfunction, any license granted under this Agreement for such site shall be temporarily extended to authorize Licensee to use the Software at another site until the designated site is returned to operation. If the designated site is relocated, any license granted hereunder for that site shall be extended to authorize Licensee to use the Software at said relocated site; provided, however, that in such event, Licensor's maintenance obligations hereunder shall be suspended until Licensor consents to such relocation, which consent shall not be unreasonably withheld. Licensee may not replace or relocate the site to any location without the express prior written consent of Licensor.

                                   ARTICLE 3

                                  License Fees
                                  ------------

3.1  Price.  Within thirty (30) days after execution of this Agreement, Licensee
     -----
shall pay to Licensor a one-time license fee of________________________Dollars ($) for the Software.

3.2  Taxes.  In addition to the fees for the license provided hereunder,
     -----
Licensee agrees to pay all Withholding Taxes required to be paid by the Licensee as defined in Paragraph 5.12 of the Franchise Agreement as well as all federal, state, local and other taxes based on this Agreement for the Software or its use, excluding taxes based on Licensor's net income and privilege taxes. Such taxes to be paid by Licensee include, but are not limited to, personal property, sales, use or excise taxes, or amounts in lieu thereof, which are now or may be imposed by any taxing authority.

                                   ARTICLE 4

                             Delivery; Risk of Loss
                             ----------------------

4.1  Delivery; Installation.  Licensor shall exert reasonable efforts to deliver
     ----------------------
a complete copy of the Software to the applicable installation site or any other location established by the parties on or before the scheduled delivery date, to which the parties shall agree. Upon delivery, Licensee shall promptly install the Software. Licensor also shall deliver two (2) complete copies of the then-current Documentation. If the Documentation is subsequently revised or if additional documentation is developed, Licensor shall, upon such publication, or in the case of third party software upon receipt from Licensor's vendor, deliver to Licensee two (2) copies of all revisions, additions, modifications and updates to such Documentation, at no additional charge. Licensor shall bear all freight, shipping and handling cost associated with delivery of the Software to Licensee.

4.2  Risk of Loss.  Licensor shall bear the risk of loss for any loss or damage
     ------------
that occurs to the Software before it has been delivered to the installation site. If any Software is lost or damaged after such delivery, through no fault of Licensor, Licensee shall bear the risk of loss and Licensor shall furnish Licensee, at Licensee's request and expense, with replacement media or materials.

                                   ARTICLE 5

                              Maintenance; Support
                              --------------------

5.1  Maintenance and Updates of Software.  Licensee shall pay to Licensor an
     -----------------------------------
annual maintenance fee, in consideration for which Licensor will extend the Software warranty set forth in Section 9.3 below for an additional year and provide annual updates and maintenance of the Software. The initial annual maintenance fee shall be ______________ ($), which shall be subject to _________________ change every three (3) years by _________ percent unless otherwise agreed to by the parties. In the event the Software is rendered obsolete or superseded by other means of operating a reservation system, Licensor shall replace such software with the same substitute or technological equivalent as it uses in the United States, if available in the Territory, to allow continued functioning of reservation services to be provided to consumers and Units in the Territory. Such updates and maintenance shall include the following:

5.1.1 Licensor will provide remedial maintenance so that the Software will, in all material respects, perform the functions and operations specified in the Documentation. Remedial maintenance includes all reasonable software services to correct documented non-performance that Licensor's diagnostics indicate are caused by a defect in an unaltered version of the Software.

5.1.2 Licensor shall provide Licensee with any updates and enhancements to the Software that are generally available to other users of the Software.

5.1.3 Upon the request of Licensee, Licensor, at its sole discretion, may undertake reasonable efforts to correct a Software malfunction caused by Licensee's negligence. If Licensor provides assistance for the correction of such a malfunction, Licensee shall pay Licensor for such assistance at Licensor's then-published rates for such work.

5.2  Training.  Licensor shall provide training to Licensee with respect to the
     --------
use of the Software at Licensor's designated training center in ___________________, as described in the Franchise Agreement. Licensee may reproduce any training materials utilized by Licensor in connection with the training of Licensee's personnel for such purposes. Any such reproductions shall include any copyright or similar proprietary notices contained in the materials being reproduced.

                                   ARTICLE 6

                           Licensee Responsibilities
                           -------------------------

6.1  Assistance.  Licensee will follow all reasonable instructions of Licensor
     ----------
respecting possession and use of the Software. Licensee will supply Licensor with all documentation and assistance necessary to demonstrate and diagnose each problem with the Software and will implement each solution to such problem provided by Licensor. Licensee will promptly install error corrections, updates and enhancements to the Software. Licensee also will provide any and all equipment required by Licensor to maintain the Software on-line from a remote location, and will update such equipment in accordance with Licensor's requirements.

6.2  Confidentiality.  Licensee shall protect the Software as Licensor's
     ---------------
Confidential Information, as defined in and subject to the terms of the Franchise Agreement.

                                   ARTICLE 7

                               Term; Termination
                               -----------------

7.1  Term; Termination.  This Agreement and the license granted hereunder shall
     -----------------
be co-terminus with the Franchise Agreement and shall expire or terminate upon expiration or termination of the Franchise Agreement. Failure to timely pay the annual maintenance fee described in Paragraph 3.1 above shall be considered an event of breach by Licensee in accordance with Paragraph of the Franchise Agreement.

7.2  Obligations Upon Expiration or Termination.  If this Agreement expires or
     ------------------------------------------
is terminated for any reason, Licensee shall immediately cease all use of the Software and return the Software and Documentation to Licensor together with all portions, back-up copies and modifications thereof; and Licensee shall purge all copies of the Software from all computer processors or storage media on which the Software has been installed.

                                      E16

                                   ARTICLE 8

                         Ownership and Property Rights
                         -----------------------------

8.1  Property Rights.  Licensee acknowledges and agrees that the Software and
     ---------------
Documentation licensed hereunder, and all copies thereof, constitute valuable trade secrets and contain proprietary and confidential information; title thereto, and in all appurtenant patents, copyrights and other intellectual property rights, remains in Licensor or Licensor's vendor. No title to or interest in the Software, or any part thereof, is hereby transferred to Licensee, except for the license as expressly provided herein.

8.2  Unauthorized Copying.  Licensee agrees that it will not copy, modify or
     --------------------
reproduce the Software in any way except as provided for herein. Licensee agrees to notify Licensor promptly of any circumstances of which Licensee has knowledge relating to any unauthorized use or copying of the Software by any person or entity. Licensee agrees to take, at Licensee's expense, but at Licensor's option and under Licensor's control and discretion, any legal action necessary to prevent or stop the unauthorized use of the Software by any third party that has accessed the Software due to Licensee's fault or negligence.

8.3  Authorized Copying.  The Software may be copied, in whole or in part, in
     ------------------
printed or machine-readable form, for use by Licensee at the designated site, for archive or emergency restart purposes, to replace a worn copy, or to store at the off-premises location which Licensee uses for security storage purposes; provided, however, that no more than five (5) copies will be in existence under the license at any one time without prior written consent from Licensor.

8.4  Proprietary Notices.  Licensee shall not alter, move, cover or remove any
     -------------------
proprietary notice placed by Licensor or its vendor on the Software or Documentation, and shall ensure such notices are reproduced on all copies of the Software and Documentation made by Licensee.

                                   ARTICLE 9

                                   Warranties
                                   ----------

9.1  Ownership.  Licensor warrants that it is the owner of and/or has the right
     ---------
to grant a license to use the Software free of all liens, claims, encumbrances and other restrictions.

9.2  Third Party Rights.  Licensor warrants that to the best of its knowledge,
     ------------------
the Software does not violate any rights of any third party, including any patent, copyright, trade secret or other proprietary rights, and there are currently no actual or threatened suits or claims pending based on Licensor's alleged violation of the foregoing.

9.3  Software.  Licensor warrants that, for one (1) year after delivery to
     --------
Licensee, the Software will in all material respects, perform the functions and operations specified in the Documentation.

9.4  Survival of Warranties.  The warranties set forth in Sections 9.1 through
     ----------------------
9.3 above shall survive termination or expiration of this Agreement. Any repair, replacement, correction or other modification of the Software by Licensor shall be warranted for a period equal to the longer of ninety (90) days or the expiration of the warranties set forth in Sections 9.1 through 9.3.

9.5  Disclaimer of Warranties and Limitation of Liability.  EXCEPT AS SET FORTH
     ----------------------------------------------------
IN SECTIONS 9.1 THROUGH 9.4 ABOVE, LICENSOR DISCLAIMS ANY OTHER WARRANTY, EXPRESS OR IMPLIED, INCLUDING THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE. LICENSOR SHALL NOT BE LIABLE FOR ANY DAMAGES CAUSED BY DELAY IN DELIVERY, INSTALLATION OR FURNISHING OF THE SOFTWARE UNDER THIS AGREEMENT. LICENSOR SHALL HAVE NO LIABILITY FOR ANY INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF THIS AGREEMENT OR ANY PERFORMANCE HEREUNDER, EVEN IF LICENSOR HAS ADVANCE NOTICE OF THE POSSIBILITY OF SUCH DAMAGES. ALL LIABILITY BY LICENSOR HEREUNDER IS EXPRESSLY LIMITED TO ANY AMOUNTS PAID BY LICENSEE TO LICENSOR UNDER THIS AGREEMENT.

                                   ARTICLE 10

                      Patent and Copyright Indemnification
                      ------------------------------------

10.1  Indemnification.  Licensor will defend or settle, at its own expense, any
      ---------------
action brought against Licensee to the extent that it is based on a claim that the Software infringes any copyright or patent. Licensor will pay those costs, damages and attorney's fees finally awarded against Licensee in any such action attributable to any such claim, but such defense, settlement and payment is conditioned on the following: (i) that Licensor shall be notified promptly in writing by Licensee of any such claim; (ii) that Licensor shall have sole control of the defense of any action on such claim and of all negotiations for its settlement or compromise; and (iii) that Licensee shall cooperate with Licensor in a reasonable way to facilitate the settlement or defense of such claim.

10.2 Restrictions. Licensor's obligations under this Article 10 do not extend to claims arising from modifications not authorized by Licensor or from the unauthorized use or combination of products provided by Licensor with products provided by Licensee or by others. Should the Software become, or in Licensor's opinion be likely to become, the subject of such a claim of infringement, then Licensee shall permit Licensor, at Licensor's option and expense, either to (i) procure for Licensee the right to continue using the Software, or (ii) replace or modify the Software so that it becomes non-infringing and functionally equivalent, or (iii) upon failure of (i) or (ii) above, despite the reasonable efforts of Licensor, reimburse Licensee for the Software as depreciated and accept its return. Such depreciation shall be calculated on the basis of five
(5) years straight-line depreciations from the date of delivery of the Software. THIS ARTICLE 10 STATES THE ENTIRE LIABILITY OF LICENSOR RESPECTING THE INFRINGEMENT OF PATENTS AND COPYRIGHTS BY THE SOFTWARE.

                                  ARTICLE 11

                               General Provisions
                               ------------------

11.1  Severability.  Except as expressly provided to the contrary herein, each
      ------------
section, paragraph, term and condition of this Agreement shall be considered severable and if, for any reason, any provision of this Agreement is held to be invalid, contrary to, or in conflict with any applicable present or future law or regulation in a final, unappealable ruling issued by any court, arbitrator, agency or tribunal with competent jurisdiction in a proceeding to which Licensor is a party, that ruling shall apply only to the jurisdiction of such court, arbitrator, agency or tribunal and shall not impair the operation of, or have any other effect upon, such other terms and conditions of this Agreement as may remain otherwise intelligible, which shall continue to be given full force and effect and bind the parties hereto, although any provision held to be invalid shall be deemed not to be a part of this Agreement in such jurisdiction from the earlier of the date on which the time for appeal expires or receipt by Licensor or Licensee of a notice of non-enforcement thereof. Notwithstanding the foregoing, either party may terminate this Agreement if a provision is held invalid or unenforceable that materially and adversely affects the rights or obligations of the party, or substantially diminishes the fundamental benefits of this Agreement for the party.

11.2  Substitution of Valid Provision.  If, under any applicable and binding law
      -------------------------------
or rule, any provision of this Agreement is invalid or unenforceable, the parties shall modify such invalid or unenforceable provision to the extent required to be valid and enforceable. The parties agree to be bound by any promise or covenant imposing the maximum duty permitted by law which is subsumed within the terms of any provision hereof, as though it were separately articulated in and made a part of this Agreement, that may result from striking from any of the provisions hereof any portion or portions which are held to be unenforceable in a final, unappealable ruling, or from reducing the scope of any promise or covenant to the extent required to comply with such ruling.

11.3  Force Majeure.  Neither Licensor nor Licensee shall be liable for loss or
      -------------
damage or deemed to be in breach of this Agreement if its failure to perform its obligations results from: (a) windstorms, rains, floods, earthquakes, typhoons, mud slides or other similar natural causes; (b) fires, strikes, embargoes or riot; (c) legal restrictions; or (d) any other similar event or cause beyond the control of the party affected. Any delay resulting from any of such causes shall extend performance accordingly or excuse performance, in whole or in part, as may be reasonable, except that no such cause other than a governmental or judicial order shall excuse payment of amounts owed at the time of such occurrence or payment of amounts due to Licensor subsequent to such occurrence.

11.4  Governing Law.  This Agreement and the validity, performance, construction
      -------------
and effect of this Agreement shall be governed by the laws of
_________________________________.

11.5  Interpretation.  The preambles to this Agreement are a part of this
      --------------
Agreement, which, along with the Franchise Agreement constitutes the entire agreement of the parties (all prior representations, negotiations and agreements being merged into this Agreement), and there are no other oral or written understandings or agreements between Licensor and Licensee relating to the subject matter of this Agreement. Except as otherwise expressly provided herein, nothing in this Agreement is intended, nor shall be deemed, to confer any rights or remedies upon any person or legal entity not a party hereto. References to statutory provisions shall be construed as references to those provisions as replaced, amended, modified or re-enacted from time to time. The headings of the several sections and paragraphs hereof are for convenience only and do not define, limit or construe the contents of such sections or paragraphs. This Agreement shall be executed in four (4) counterparts, each of which shall be deemed an original.

11.6  Delivery of Notes and Payments.  All notices, reports and other
      ------------------------------
information and supporting records permitted or required to be delivered by the provision of this Agreement shall be delivered to:

LICENSOR:
          ________________________________________
          ________________________________________
          ________________________________________


LICENSEE:

The address of each party for notice may be modified from time to time by notice to the other party. Notices shall be deemed so delivered at the time delivered personally by the party giving same to the other party, one (1) business day after sending by telex, cable or comparable electronic system and two (2) business days after sending by air courier service.

11.7  Waiver.  Licensor and Licensee may, by written instrument, unilaterally
      ------
waive or reduce any obligation of or restriction upon the other under this Agreement, effective upon delivery of written notice thereof to the other or such other effective date stated in the notice of waiver. Any waiver granted by either party shall be without prejudice to any other rights the party have, will be subject to continuing review by the granting party, and may be revoked, in the granting party's sole discretion, at any time and for any reason, effective upon delivery to the other party of ten (10) days' prior written notice. Licensor and Licensee shall not be deemed to have waived or impaired any right, power or option reserved by this Agreement (including, without limitation, the right to demand exact compliance with every term, condition and covenant herein, or to declare any breach thereof to be a default and to terminate this Agreement prior to the expiration of its term), by virtue of any custom or practice of the parties at variance with the terms hereof; any failure, refusal or neglect of Licensor or Licensee to exercise any right under this Agreement or to insist upon exact compliance by the other with its obligations hereunder, including, without limitation, any mandatory specification, standard or operating procedure; or the acceptance by Licensor of any payments from Licensee after any breach by Licensee of this Agreement.

LICENSOR:                             LICENSEE:

___________________________           _______________________________

By:________________________           By:____________________________
Title:_____________________           Title:_________________________

                                   EXHIBIT A

Use of the Software is restricted to the following equipment and installation site:

                               INSTALLATION SITE
                               -----------------


                             EQUIPMENT AND SOFTWARE

PROPERTY TERMINAL UNIT - PTU

Located at Unit, 1 per Unit.

The PTU (Property Terminal Unit) is a PC running HFS RA (Reservation Assistant) software that allows the Licensee to receive reservations notifications, changes and cancellations from the host computer. In addition the Licensee can modify its inventory status and rates in the host, and book reservations for other hotels. One PTU is required at each Unit.

Hardware Requirements
---------------------

 1  486 Intel - AMI OR Phoenix BIOS/4 MB RAM/
 1  100 Watt power supply
 1  120 MB IDE Hard Drive (14 ms or faster)
 1  1.44 MB Floppy as A:
    Must have 2 serial ports
    (COM1 @ 3F8H IRQ 4, COM2 @ 2F8H IRQ 3)
    Must have 1 parallel port (LPT1 @ 378h IRQ7)
 I  SVGA .39 pitch Color monitor and 1 MB display adapter
 1 Parallel Printer must emulate IBM Proprinter or Epson/must have tractor feed 1 14.4 Kbps External Modem Hayes Accura or US Robotics
    Sportster

Software to be purchased by Licensee
------------------------------------

 DOS 6.1
 PROCOM PLUS Ver2.01

Software licensed
-----------------

 HFS Reservation Assistant (RA)

                                   EXHIBIT F


                       ANNUAL BUDGET AND DEVELOPMENT PLAN
                       ----------------------------------



                                 to be attached

                                   EXHIBIT G


                          FORM OF FRANCHISE AGREEMENT
                          ---------------------------



                                 to be attached


                                      G-1